AS FILED WITH THE SECURITIES EXCHANGE COMMISSION ON APRIL 27, 1998.


                                                        REGISTRATION NO. 2-99260
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 22


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                  -----------

                                   PRUCO LIFE
                                 SINGLE PREMIUM
                              VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)


                                  -----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                   Copies to:

CHRISTOPHER E. PALMER                LEE D. AUGSBURGER
SHEA & GARDNER                       ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
WASHINGTON, D.C. 20036               751 BROAD STREET
                                     NEWARK, NEW JERSEY  07102-3777


Flexible Premium Variable Life Insurance Contracts.


It is proposed that this filing will become effective (check appropriate space):


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
       -----------
         (date)


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485

[ ] on __________ pursuant to paragraph (a) of Rule 485
         (date)
================================================================================



                             CROSS REFERENCE SHEET

                          (AS REQUIRED BY FORM N-8B-2)

N-8B-2 ITEM NUMBER                LOCATION
------------------                --------
      1.                          Cover Page
      2.                          Cover Page
      3.                          Not Applicable
      4.                          Sale of the Contract and Sales Commissions
      5.                          Pruco Life Single Premium Variable Life Account
      6.                          Pruco Life Single Premium Variable Life Account
      7.                          Not Applicable
      8.                          Not Applicable
      9.                          Litigation
     10.                          Brief Description of the Contract; Short-Term Cancellation Right or
                                  "Free Look"; Pruco Life Single Premium Variable Life Account;
                                  Transfers; Surrenders Loans; Amount of Life Insurance; Lapse and
                                  Reinstatement; When Proceeds are Paid; Voting Rights; Substitution of
                                  Series Fund Shares
     11.                          Brief Description of the Contract; Pruco Life Single Premium Variable
                                  Life Account; Amount of Life Insurance
     12.                          Not Applicable
     13.                          Brief Description of the Contract; Allocation of the Premium Payment;
                                  Charges; Additional Premium Payments; Sale of the Contract and Sales
                                  Commissions
     14.                          Brief Description of the Contract; Short-Term Cancellation Right or
                                  "Free Look"; Requirements for Issuance of a Contract
     15.                          Brief Description of the Contract; Allocation of the Premium Payment;
                                  Additional Premium Payments
     16.                          Cover Page; Brief Description of the Contract; General
                                  Information About Pruco Life Insurance Company,
                                  Pruco Life Single Premium Variable Life Account,
                                  and The Variable Investment Options Available Under the Contract
     17.                          Transfers; Surrenders; When Proceeds are Paid
     18.                          Brief Description of the Contract; Pruco Life Single Premium Variable
                                  Life Account; Amount of Life Insurance
     19.                          Reports to Contract Owners
     20.                          Not Applicable
     21.                          Loans
     22.                          Not Applicable
     23.                          Not Applicable
     24.                          Other General Contract Provisions
     25.                          Pruco Life Insurance Company
     26.                          Charges
     27.                          Pruco Life Insurance Company; The Prudential Series Fund, Inc.
     28.                          Pruco Life Insurance Company; Directors and Officers
     29.                          Pruco Life Insurance Company
     30.                          Not Applicable
     31.                          Not Applicable
     32.                          Not Applicable
     33.                          Not Applicable





N-8B-2 ITEM NUMBER                LOCATION
------------------                --------
     34.                          Not Applicable
     35.                          Pruco Life Insurance Company
     36.                          Not Applicable
     37.                          Not Applicable
     38.                          Sale of the Contract and Sales Commissions
     39.                          Sale of the Contract and Sales Commissions
     40.                          Not Applicable
     41.                          Sale of the Contract and Sales Commissions
     42.                          Not Applicable
     43.                          Not Applicable
     44.                          Brief Description of the Contract; The Prudential Series Fund, Inc.;
                                  Charges; Pruco Life Single Premium Variable Life Account; Amount of Life
                                  Insurance; Additional Premium Payments
     45.                          Not Applicable
     46.                          Brief Description of the Contract; Pruco Life
                                  Single Premium Variable Life Account; The
                                  Prudential Series Fund, Inc.
     47.                          Pruco Life Single Premium Variable Life Account
     48.                          Not Applicable
     49.                          Not Applicable
     50.                          Not Applicable
     51.                          Not Applicable
     52.                          Substitution of Series Fund Shares
     53.                          Federal Tax Status
     54.                          Not Applicable
     55.                          Not Applicable
     56.                          Not Applicable
     57.                          Not Applicable
     58.                          Not Applicable
     59.                          Financial  Statements;  Financial  Statements  of Pruco Life Single  Premium
                                  Variable  Life  Account;  Consolidated  Financial  Statements  of Pruco
                                  Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

[GRAPHIC OMITTED]PROSPECTUS


MAY 1, 1998


PRUCO LIFE INSURANCE COMPANY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT
VARIABLE LIFE INSURANCE CONTRACTS

This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") is sued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidi ary of The Prudential Insurance Company of America ("Prudential"). The Contract requires payment of a premium of at least $10,000 upon issuance.

The Contract provides lifetime insurance coverage, as long as the Contract is not surrendered or in default beyond its days of grace, and also provides a cash surrender value if the Contract is surrendered during the insured's lifetime. The death benefit will be the face amount of insurance stated in the Contract or under certain circumstances a higher amount. The cash surrender value of the Contract varies daily to reflect investment performance, and the imposition of charges. There is no guaranteed minimum cash surrender value, and if investment performance is sufficiently poor for a sufficiently long time, the cash surrender value could decline to zero.

Following a deduction for applicable premium taxes, the premium payment will be allocated as the owner directs in one or more of the following ways. It may be allocated to one or more of the subaccounts of the Pruco Life Single Premium Variable Life Account (the "Account"), to a FIXED-RATE OPTION or to a real estate investment option funded by another separate account of Pruco Life. The assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives of and risks of investing in the fifteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, two ZERO COUPON BOND PORTFOLIOS with different liquidation dates--2000 and 2005, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at a rate periodically declared by Pruco Life in its sole discretion. The fixed-rate option is not available to Contracts issued in Texas. Selection of the real estate investment option involves allocation of part or all of the premium payment to the Pruco Life Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), a separate account of Pruco Life that, through a partnership, invests primarily in income-producing real property. The Real Property Account is described in a prospectus that is attached to this one. This prospectus describes the Contract generally and the Pruco Life Single Premium Variable Life Account.

The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59 1/2, a 10% tax penalty.

                                ---------------

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

                                ---------------


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE SERIES FUND. IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
   213 Washington Street                               P.O. Box 14205
Newark, New Jersey 07102-2992               New Brunswick, New Jersey 08906-4205
  Telephone: (888) PRU-2888                       Telephone: (888) PRU-2888
*DISCOVERY is a registered mark of Prudential.
 SPVL-1 Ed 5-98
 Catalog No. 6401654




                                                     PROSPECTUS CONTENTS

                                                                                                                          PAGE
                                                                                                                          ----
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS....................................................................     1

BRIEF DESCRIPTION OF THE CONTRACT.......................................................................................     2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND THE
    VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT............................................................     5
        PRUCO LIFE INSURANCE COMPANY....................................................................................     5
        PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT.................................................................     5
        THE PRUDENTIAL SERIES FUND, INC. ...............................................................................     5
        PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT..............................................................     6


DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS....................................................................     7
        REQUIREMENTS FOR ISSUANCE OF A CONTRACT.........................................................................     7
        SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ...................................................................     7
        ALLOCATION OF THE PREMIUM PAYMENT...............................................................................     7
        TRANSFERS.......................................................................................................     8
        SURRENDERS......................................................................................................     8
        LOANS...........................................................................................................     8
        CHARGES.........................................................................................................     9
        AMOUNT OF LIFE INSURANCE........................................................................................    12
        LAPSE AND REINVESTMENT..........................................................................................    13
        ADDITIONAL PREMIUM PAYMENTS.....................................................................................    13
        LIVING NEEDS BENEFIT............................................................................................    13
        ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS................................    14
        WHEN PROCEEDS ARE PAID..........................................................................................    15
        REPORTS TO CONTRACT OWNERS......................................................................................    15
        TAX TREATMENT OF CONTRACT BENEFITS..............................................................................    15
        THE FIXED-RATE OPTION...........................................................................................    16
        VOTING RIGHTS...................................................................................................    17
        SALE OF THE CONTRACT AND SALES COMMISSIONS......................................................................    17
        SUBSTITUTION OF SERIES FUND SHARES..............................................................................    18
        LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS ............................................    18
        OTHER GENERAL CONTRACT PROVISIONS...............................................................................    18
        STATE REGULATION................................................................................................    18
        ADDITIONAL INFORMATION..........................................................................................    19
        EXPERTS.........................................................................................................    19
        LITIGATION......................................................................................................    19
        YEAR 2000 COMPLIANCE............................................................................................    19
        FINANCIAL STATEMENTS............................................................................................    20


DIRECTORS AND OFFICERS..................................................................................................    21

FINANCIAL STATEMENTS OF PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT ................................................    A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES......................................    B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

AMOUNT CREDITED UNDER THE CONTRACT --  See Contract fund below.

CASH SURRENDER VALUE -- The amount payable to the Contract owner upon surrender of the Contract, equal to the Contract fund minus any applicable contingent deferred sales charge and any Contract debt.

CONTRACT ANNIVERSARY -- The same day and month as the Contract date in each later year.

CONTRACT DATE -- The date Pruco Life received the initial premium payment and certain required documentation.


CONTRACT FUND -- The total value attributable to a specific Contract, representing amounts in all the subaccounts, amounts allocated to the fixed-rate op tion, amounts invested in the Real Property Account, and the principal amount and any accrued interest credited with respect to any Contract loan. At times throughout this prospectus, when an alternative identification may be desirable for complete clarity or to further describe the role of the Contract fund, we refer to the Contract fund as "the amount credited under the Contract". The term should not be con fused with The Prudential Series Fund, Inc. defined below.


CONTRACT OWNER -- The person who purchases a Discovery Life Plus Contract and pays the premium.

CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary.

DISCOVERY LIFE -- A fixed life insurance contract is sued by Pruco Life that is similar to Discovery Life Plus except that the owner may not invest the Con tract fund in variable investment options.

FACE AMOUNT -- The initial amount of life insurance as shown on the cover page of the Contract.

FIXED-RATE OPTION -- An investment option under which Pruco Life guarantees that interest will be added to the amount allocated at a rate declared pe riodically in advance.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.

PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT (THE "ACCOUNT") -- A separate account of Pruco Life registered as a unit investment trust under the In vestment Company Act of 1940.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY AC COUNT (THE "REAL PROPERTY ACCOUNT") -- A separate account of Pruco Life which, through a partnership, invests primarily in income-producing real property.

SUBACCOUNT -- A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

TARGET LOAN AMOUNT -- The amount, equal to 10% of the initial premium for each completed Contract year, that may be borrowed as a first loan in any year at the most favorable net cost to the Contract owner.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND") -- A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS -- The subaccounts and the Real Property Account.

                       BRIEF DESCRIPTION OF THE CONTRACT

The Discovery Life Plus Contract (the "Contract") provides a way to invest in one or more securities portfolios with different investment objectives, while at the same time providing lifetime insurance protection. The Discovery Life Plus Contract is a variable whole life insurance contract. It is called a "variable" contract because the value of the Contract depends upon the investment results of the investment option[s] selected. Under current law, no tax is payable upon any increase in the value of the Contract until amounts are distributed under the Contract. The owner may surrender the Contract in full and in that way withdraw the full cash surrender value of the Contract. Neither partial surrenders nor Contract splits are permitted. The Contract owner may, however, borrow against the value of the Contract. See Loans, page 8.


Because the Contract is a Modified Endowment Contract under federal tax law, loans and other distributions made during the insured's lifetime are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.


The Contract is purchased by making an initial premium payment. Generally, the minimum initial payment is $10,000. For insureds aged 76 through 85, the minimum initial payment is $50,000. Pruco Life Insurance Company ("Pruco Life") deducts the amount needed to pay state and/or local premium taxes attributable to the Contract and allocates the remainder to the variable investment option[s] selected by the owner and/or to the fixed-rate option. The assets of each subaccount are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which The Prudential Insurance Company of America ("Prudential") is the investment advisor. The Series Fund currently has fifteen portfolios available for investment by Contract owners. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money mar ket funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and govern ment debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities includ ing intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the ZERO COUPON BOND PORTFO LIOS 2000 and 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, inter est coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market in struments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Stan dard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securi ties of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issu ers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 5.

The Contract owner may also invest a portion of the premium payment in The Pruco Life Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest in the real estate investment option, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 6.

All of the premium payment may be allocated to one subaccount, to the fixed-rate option funded by Pruco Life's general account or to the Real Property Account. Alternatively, the premium payment may be divided among any of the subaccounts, the fixed-rate option, and the Real Property Account.

The value of the Contract will vary to reflect the investment results of the variable investment option[s] in which money is invested and the amount of interest credited on amounts allocated to the fixed-rate option. The total amount attributable to a Contract held in the variable investment options and under the fixed-rate option, plus the principal amount of any Contract loan, is referred to herein interchangeably as the "Contract fund" or "the amount credited under the Contract".

The purchaser of a Contract decides what the amount of the initial premium will be (so long as it is at least $10,000; $50,000 for issue ages 76 through 85) and from this amount the initial amount of life insurance (i.e., the face amount) is determined. Although the cash surrender value of the Contract (i.e., the Contract fund minus any Contract debt and any applicable sales charge deducted upon surrender) will begin to vary immediately to reflect the investment results of any amount invested in the variable investment options, the amount of life insurance will ordinarily not change for several years and may not change at all. If investment results are sufficiently favorable, however, the amount of insurance will eventually increase and thereafter will vary in amount reflecting investment results and the application of factors that vary with the insured's attained age. But it will never be less than the face amount. See AMOUNT OF LIFE INSURANCE, page 12.

Pruco Life deducts certain charges from premium payments and from the amounts held in the designated investment options. In addition, Pruco Life makes certain additional charges if a Contract is surrendered during the first 6 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES on page 9. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

--------------------------------------------------------------------------------
                                   PREMIUM PAYMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o Less charge for premium taxes. (Under certain circumstances, this charge may be reduced or eliminated, see item 1 under Charges, page 9).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

o    To be invested in one or a combination of:

o    One or more of the fifteen available portfolios of the Series Fund.

o    The Real Property Account.

o    The Fixed Rate Option.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DAILY CHARGES

o A daily charge equivalent to an annual rate of up to 0.35% is de ducted from the assets of each of the variable investment options for administrative ex penses.

o A daily charge equivalent to an annual rate of up to 0.9% is de ducted from the assets of each of the variable investment options for mortality and expense risks.

o Management fees and expenses are deducted from the assets of the Series Fund and the Real Property Account.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 MONTHLY CHARGES

o A charge for insurance protection is deducted monthly. Generally, this charge is imposed in an amount equal to 0.05% of the Contract fund per month. How ever, if the Contract fund falls so low as to make a charge of 0.05% per month inadequate, the charge may be increased to the amount permitted by the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

o If the Contract is surrendered during the first 6 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first year is 9% of the amount credited under the Contract. Thereafter, this charge de creases by one percent per year until, in the sixth Contract year, it is equal to 4% of the amount credited under the Contract. In the seventh and subsequent Contract years there is no charge. The sales charge will never be greater than 9% of the initial premium payment.
--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early sur render, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.

Funds may be transferred among the subaccounts and to the fixed-rate option and the Real Property Account up to four times each year. There are limitations on transfers out of the fixed-rate option and into and out of the Real Property Account. See TRANSFERS, page 8.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 7.


This Brief Description of the Contract is intended to provide a broad overview of the more significant features of the Contract. More detailed information will be found in subsequent sections of this prospectus and in the Contract document. That document, together with its attached application, constitutes the entire agreement between the owner and Pruco Life Insurance Company and should be retained by the owner.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                  INSURANCE COMPANY, PRUCO LIFE SINGLE PREMIUM
                     VARIABLE LIFE ACCOUNT, AND THE VARIABLE
                 INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY


Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. These Contracts are not offered in any state in which the necessary approvals have not been obtained.

Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including Pruco Life.

As of December 31, 1997, Prudential has invested over $442 million in Pruco
Life in connection with Pruco Life's organization and operation. Prudential intends from time to time to make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B-1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

The Pruco Life Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently fifteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A-1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end, diversified management investment company which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. See EXPENSES INCURRED BY THE SERIES FUND, page 10.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. The Contract will only be issued on insureds who are classified as standard risks following Pruco Life's regular underwriting process. Insurance protection will begin on the date the initial payment and completed application are received. On the date the initial payment is received in the Home Office specified in the Contract, the amount credited under the Contract begins to vary to reflect the investment results of the variable investment option[s] which have been chosen or the interest rate declared for the fixed-rate option. If the application is not approved, because the current underwriting requirements are not met, the premium payment will promptly be returned. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

ALLOCATION OF THE PREMIUM PAYMENT

The Contract owner determines how the initial premium payment, after the deduction for any applicable state and/or local premium taxes, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. The owner may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.


Additionally, a feature called Dollar Cost Averaging is available to Contract owners who make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the Contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Automatic monthly transfers must be at least 3% of the amount initially allocated to the Dollar Cost Averaging account (that is, if $10,000 is initially allocated the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.


Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until the Contract owner gives notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.

TRANSFERS


The Contract owner may transfer the portion of the Contract fund allocated to any of the subaccounts, the fixed-rate option or the Real Property Account without charge and without any federal income tax liability. Transfers must be in amounts of $300 or more or the total amount in the subaccounts, if less, and must not cause the amount credited in any subaccount to be less than $300, unless the entire amount in that subaccount is transferred. The Contract owner may transfer amounts by proper written notice to the Home Office, or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers are not available if Pruco Life has received proper notice that the Contract is assigned. See ASSIGNMENT, page 18. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine. Pruco Life will not be held liable for following telephone instructions that it reasonably believes to be genuine. Pruco Life cannot guarantee that Contract owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at the Home Office. The owner may make up to four transfers a year, either among the subaccounts or from the subaccounts to the fixed-rate option or the Real Property Account.

In addition, the entire amount of the Contract fund in the subaccounts may be transferred to the fixed-rate option at any time. A Contract owner who wishes to convert his or her variable Contract to a fixed-benefit Contract must request a complete transfer of funds to the fixed-rate option and should also change his or her allocation instructions regarding any future premiums. The fixed-rate option is not available for Contracts issued in Texas. However, for Contracts issued in Texas, a Contract owner may convert his or her variable Contract to a comparable fixed-benefit policy during the first 2 Contract years.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option and (b) $5,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at the Home Office. These limits are subject to change in the future. Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.


The Contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account and the Series Fund and will be discouraged. If such a pattern were to be found, Pruco Life may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.


SURRENDERS


The Contract owner may surrender the Contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any Contract debt). Neither partial surrenders nor Contract splits are permitted. To surrender a Contract, the owner must deliver or mail it, together with a written request in a form that meets Pruco Life's needs, to the Prudential Annuity Service Center (previously known as the Pruco Life Home Office). The cash surrender value of the surrendered Contract will be determined as of the end of the valuation period during which such notice is received in the Annuity Service Center. See WHEN PROCEEDS ARE PAID, page 15. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.


LOANS

The Contract owner may borrow from Pruco Life up to the "loan value" of the Contract using only the Contract as security for the loan. Contractually, loans will be made only on or after the first Contract anniversary. However, as an administrative practice, Pruco Life allows loans to be made during the first Contract year. This practice may change. The loan value of a Contract is 90% of an amount equal to its Contract fund, reduced by any charges due upon surrender. However, Pruco Life will, on a non-contractual basis, increase the loan value by permitting a

Contract owner to borrow up to 100% of the portion of the Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.


When a loan is taken, the amounts allocated to the subaccount[s], the fixed-rate option or the Real Property Account will be reduced by the amount of any loan. The reduction will generally be made in the same proportions as the value in each subaccount, the fixed-rate option, and the Real Property Account bears to the total value of the Contract. As explained below, however, the principal amount of the loan continues to be part of the Contract owner's total Contract fund.

Pruco Life will charge interest at the rate of 6% per year on any outstanding loan and, if the interest is not paid on the Contract anniversary, the amount of the interest will be added to the loan. Although the amount of the loan will be withdrawn from the variable investment options and the fixed-rate option, Pruco Life will nevertheless credit the amount withdrawn with interest daily at an effective annual rate of either 5.5% or 4%. The loan plus the interest credited thereon to the Contract owner remain part of the Contract fund. Determination of the applicable interest rate credited to the Contract owner on the loan amount is made as follows. The loan amount is divided into two parts, the "target loan amount" and the remainder. The target loan amount for any Contract year is 10% of the initial premium for each Contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. Thus the net cost of the loan to the Contract owner is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each Contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Repayment of a loan does not restore the Contract fund or cash surrender value to what it would have been had no loan been taken, since the loaned amount did not reflect investment experience during the period the loan was outstanding. This may also have an effect on the death benefit.

In addition, it should be recognized that a Contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see item 4 under CHARGES, below) is not reduced by the making of a Contract loan while the amount in the subaccount[s] from which such charges are deducted is reduced by the amount of the loan.

CHARGES


1. DEDUCTION FROM PREMIUM PAYMENTS. Upon purchase of this Contract, a premium tax is generally payable. Pruco Life will deduct the amount of premium-based taxes applicable to the particular Contract from the initial premium payment. These taxes vary from state to state and also vary in some states by municipalities and counties. The most common premium tax rate is 2% of the premium. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount remaining after the deduction of premium taxes will be allocated to the investment option[s] as the owner directs. However, if (a) the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life Contracts issued on the same insured equal $50,000 or more, or (b) Contracts are purchased on all children of a parent or all grandchildren of a grandparent, each Contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, Pruco Life will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life Contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract fund on the most recent Contract. Thus, in many cases, if a Contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as the owner directs. During 1997, 1996, and 1995, Pruco Life received a total of approximately $-0-, $1,442, and $-0-, respectively, in charges for payment of premium taxes.


2. SALES CHARGES ON SURRENDERS. A contingent deferred sales charge may be imposed upon surrender of this Contract. This charge compensates Pruco Life for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. As stated earlier, on page 3, no sales charge will be made if the Contract is surrendered after the sixth Contract year. If the Contract is surrendered in the first year, the charge will be 9% of the amount credited under the Contract. For each year after the first that the Contract is in effect, the contingent deferred sales charge as a percentage of the Contract fund is reduced by 1% until it reaches 4% in year 6. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1997, 1996, and 1995, Pruco Life received a total of approximately $33,566, $177,363, and $64,204, respectively, in sales charges on surrenders of the Contracts.

3. ADMINISTRATIVE CHARGE. There is a charge imposed to reimburse Pruco Life for the expenses it incurs in administering the Contracts, which includes such things as underwriting the Contract, conducting any medical examinations, establishing and maintaining records, and providing reports to Contract owners. This charge will be assessed by deducting, from the assets of each of the variable investment options, a percentage of those assets equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During 1997, 1996, and 1995, Pruco Life received a total of approximately $1,033,988, $974,407, and $951,203, respectively, in annual administrative charges under the Contracts. This administrative charge is guaranteed never to be increased above an effective annual rate of 0.35% over the life of the Contracts.


4. CHARGE FOR INSURANCE PROTECTION. Immediately after the Contract is issued the amount of insurance payable upon death of the insured (the face amount) will be substantially higher than the initial premium payment. As the insured grows older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract fund and the amount payable to the beneficiary in the event of the insured's death will become smaller. But the death benefit will always be higher than the Contract fund. To enable Pruco Life to pay this additional amount, it makes a monthly charge commencing on the Contract date, the date the Contract is issued. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although Pruco Life has the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the Contract's Monthly dates (i.e., the Contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the Contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per Contract year of the Contract fund. The exact percentage is uncertain because the Contract fund varies in amount daily. If the Contract fund remains level throughout the entire Contract year, the sum of the charges would be 0.6% of the Contract fund. If the Contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the Contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)


The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the Contract fund, unless as a result of very unfavorable investment experience, the Contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. In practice, this will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the Contract fund occur in a particular year. For example, for a male who buys a Contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before Pruco Life will make a higher cost of insurance charge. As another example, for a male who buys a Contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if there was a substantial market drop) in order to bring about an increase in the insurance charge.

5. CHARGES FOR ASSUMING MORTALITY AND EXPENSE RISKS. Pruco Life makes a charge for assuming the risk that its estimates of longevity and of the expenses it expects to incur, over the lengthy periods that this Contract may be in effect--estimates that are the basis for the level of the other charges it makes under the Contracts--will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1997, 1996, and 1995, Pruco Life received a total of approximately $2,651,601, $2,498,810, and $2,439,304, respectively, in mortality and expense risk charges under the Contracts.


6. EXPENSES INCURRED BY THE SERIES FUND. Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the Contract owners. Investment management fees and expenses for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page
5. The

Account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.


The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown below:




--------------------------------------------------------------------------------------------------------------
                                                                     Other Expenses            Total Expenses
                                               Investment            (after expense            (after expense
Portfolio                                     Advisory Fee           reimbursement)*           reimbursement)*
--------------------------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO                           0.40%                      0%*                     0.40%*
DIVERSIFIED BOND PORTFOLIO                       0.40%                      0%*                     0.40%*
GOVERNMENT INCOME PORTFOLIO                      0.40%                   0.04%                      0.44%
ZERO COUPON BOND PORTFOLIO2000                   0.40%                      0%*                     0.40%*
ZERO COUPON BOND PORTFOLIO 2005                  0.40%                      0%*                     0.40%*
CONSERVATIVE BALANCED PORTFOLIO                  0.55%                      0%*                     0.40%*
FLEXIBLE MANAGED PORTFOLIO                       0.60%                      0%*                     0.40%*
HIGH YIELD BOND PORTFOLIO                        0.55%                   0.02%                      0.57%
STOCK INDEX PORTFOLIO                            0.35%                   0.02%                      0.37%
EQUITY INCOME PORTFOLIO                          0.40%                   0.01%                      0.41%
EQUITY PORTFOLIO                                 0.45%                      0%*                     0.40%*
PRUDENTIAL JENNISON PORTFOLIO                    0.60%                   0.04%                      0.64%
SMALL CAPITALIZATION STOCK PORTFOLIO             0.40%                   0.10%                      0.50%
GLOBAL PORTFOLIO                                 0.75%                   0.10%                      0.85%
NATURAL RESOURCES PORTFOLIO                      0.45%                   0.09%                      0.54%
--------------------------------------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc., in which the Account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond Portfolio 2000, Zero Coupon Bond Portfolio 2005, Conservative Balanced, Flexible Managed, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on Contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.43% for the Money Market Portfolio, 0.43% for the Diversified Bond Portfolio, 0.66% for the Zero Coupon Bond Portfolio 2000, 0.74% for the Zero Coupon Bond Port-folio 2005, 0.56% for the Conservative Balanced Portfolio, 0.62% for the Flexible Managed Portfolio, and 0.46% for the Equity Portfolio in 1997. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.


7. TOTAL CHARGES AND CONTRACT VALUES. As may be seen from the foregoing description, the amount credited under the Contract at the outset of the Contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies Pruco Life's standards for elimination or reduction of the premium tax charge as explained in item 1 above. Thereafter, assuming a total Series Fund expense ratio of 0.51% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 5), a cost of insurance charge of 0.05% per month and no Contract debt, the amount credited under the Contract will vary at a rate that is approximately 2.36% to 2.41% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the Contract are invested.

8. TAXES ON PRUCO LIFE. The Account is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life. No charge is currently being made against the Account for company federal income taxes (excluding any charge for taxes attributable to premiums). Pruco Life will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE

As stated earlier, when the Contract is issued Pruco Life will determine what the initial amount of life insurance will be for the initial premium payment. That amount will be shown on the cover page of the Contract and is called the "face amount". The face amount will be calculated by Pruco Life as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon the insured's death will never be less than the face amount as long as the Contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. But the Contract's death benefit may be higher than the face amount, depending upon the length of time the Contract is in force and the Contract's investment results.

1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

   ----------------------------------------------------------------------------
     AGE OF                 FACE AMOUNT                      FACE AMOUNT
    INSURED                 FOR $10,000                      FOR $50,000
     ON THE                   PREMIUM                          PREMIUM
    CONTRACT        ------------------------------------------------------------
      DATE              MALE           FEMALE           MALE           FEMALE
   ----------------------------------------------------------------------------
        5             $231,211        $298,154       $1,179,644      $1,521,193
       15             $151,173        $198,359       $  771,290      $1,012,032
       25             $104,157        $129,799       $  531,412      $  662,236
       35             $ 66,654        $ 82,561       $  340,069      $  421,229
       45             $ 42,601        $ 52,980       $  217,353      $  270,304
       55             $ 28,260        $ 35,032       $  144,183      $  178,734
       65             $ 19,832        $ 23,624       $  101,180      $  120,529
       75             $ 14,982        $ 16,631       $   76,439      $   84,850
   -----------------------------------------------------------------------------

In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 18.


2. INCREASE IN DEATH BENEFIT DUE TO FAVORABLE INVESTMENT EXPERIENCE. It is likely that the amount of insurance will not change for several years after the Contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The Contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the Contract fund. The latter ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

           --------------------------------------------------------
                                  DEATH BENEFIT IS NO LESS THAN
                                   THE CONTRACT FUND TIMES THE
                               FOLLOWING MULTIPLE (ASSUMES NO LOAN)
            AGE OF    ---------------------------------------------
            INSURED             MALE                   FEMALE
           --------------------------------------------------------
               5                4.80                        7.50
              15                4.80                        7.50
              25                4.56                        6.11
              35                3.76                        4.52
              45                2.27                        2.64
              55                1.55                        1.82
              65                1.23                        1.40
              75                1.09                        1.15
              85                1.05                        1.05
              95                1.02                        1.02
           ---------------------------------------------------------

Thus, for a male age 55 who purchased a Contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the Contract fund has increased to $122,604 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,166 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates.See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 18.


LAPSE AND REINSTATEMENT

If the investment results of a Contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any Monthly date has decreased to zero or less, the Contract will go into default.


Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force. This payment must be received at the Pruco Life Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 15.


A Contract that has lapsed may be reinstated within 3 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

A Contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS

After the Contract has been in force for several years, the Contract owner may be allowed the option of paying additional premium payments in order to increase his or her Contract fund. Such premium payments are allowed when they will not cause the Contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, Pruco Life will tell the Contract owner whether an additional premium payment can be made and its maximum amount. If the owner does make an additional premium payment, the amount of that payment, less any applicable premium taxes which may be payable, will increase the Contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge. An additional premium payment will not be accepted by Pruco Life if it would, through the application of the multiples shown on page 11, immediately result in an increase in the death benefit.

Several factors affect when additional premium payments may be made. For example, the Contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

Contract applicants may elect to add the Living Needs Benefit to their Contracts at issue, subject to Pruco Life's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to Contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the Living Needs Benefit if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). Contract owners should consult with a qualified tax advisor before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The tables in this prospectus have been prepared to help show how values under this Contract change with investment performance of the Account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under Contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the Contract would go into default, at which time additional payments would be needed to keep it in force.


The amounts shown for the death benefit and cash surrender value as of each Contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.47% (taking into account the offsets described under EXPENSES INCURRED BY THE PRUDENTIAL SERIES FUND, INC. page11), and also reflect the daily charge to the Account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.47% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of -1.72%, 2.28%, 6.28%, and 10.28%.


The tables on pages T1 and T3 also reflect the fact that Pruco Life generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the Contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a Contract falls to such a level as to make this monthly charge inadequate in Pruco Life's judgment (i.e., where the Contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life will deduct the maximum monthly mortality charge. See CHARGE FOR INSURANCE PROTECTION, page 10. The 0% and 4% columns in the tables on pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the Contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 Contract years.

                                  ILLUSTRATIONS

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)


                                                      DEATH BENEFIT
                                ------------------------------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)
                PREMIUM                         ANNUAL INVESTMENT RETURN OF
 END OF       ACCUMULATED      ------------------------------------------------------------
 POLICY      AT 4% INTEREST       0% GROSS       4% GROSS       8% GROSS        12% GROSS
  YEAR          PER YEAR        (-1.72% NET)   (2.28% NET)     (6.28% NET)    (10.28% NET)
----------  -----------------   -------------- -------------   ------------   --------------
    1           $ 20,800         $133,307       $133,307        $133,307       $  133,307
    2           $ 21,632         $133,307       $133,307        $133,307       $  133,307
    3           $ 22,497         $133,307       $133,307        $133,307       $  133,307
    4           $ 23,397         $133,307       $133,307        $133,307       $  133,307
    5           $ 24,333         $133,307       $133,307        $133,307       $  133,307
    6           $ 25,306         $133,307       $133,307        $133,307       $  133,307
    7           $ 26,319         $133,307       $133,307        $133,307       $  133,307
    8           $ 27,371         $133,307       $133,307        $133,307       $  133,307
    9           $ 28,466         $133,307       $133,307        $133,307       $  133,307
   10           $ 29,605         $133,307       $133,307        $133,307       $  133,307
   15           $ 36,019         $133,307       $133,307        $133,307       $  150,028
   20           $ 43,822         $133,307       $133,307        $133,307       $  196,879
   25           $ 53,317         $      0(2)    $133,307        $133,307       $  270,741
   30           $ 64,868         $      0       $133,307        $133,307       $  385,391
   35           $ 78,922         $      0       $      0(2)     $155,351       $  566,137
   40           $ 96,020         $      0       $      0        $193,877       $  849,885
   45           $116,824         $      0       $      0        $248,201       $1,308,770



                                CASH SURRENDER VALUE
               -----------------------------------------------------------
                         ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF       -----------------------------------------------------------
 POLICY          0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR         (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
----------     -------------  -------------- --------------  -------------
    1             $17,424        $18,134       $ 18,906       $   19,686
    2             $17,209        $18,639       $ 20,125       $   21,752
    3             $16,995        $19,155       $ 21,492       $   24,018
    4             $16,781        $19,684       $ 22,949       $   26,604
    5             $16,568        $20,226       $ 24,502       $   29,473
    6             $16,356        $20,779       $ 26,158       $   32,649
    7             $16,644        $22,006       $ 28,785       $   37,281
    8             $16,093        $22,373       $ 30,410       $   40,868
    9             $15,347        $22,746       $ 32,126       $   44,799
   10             $14,571        $23,126       $ 33,940       $   49,109
   15             $10,130        $25,120       $ 44,661       $   77,734
   20             $ 4,184        $26,679       $ 58,770       $  123,049
   25             $     0(2)     $22,345       $ 77,336       $  194,777
   30             $     0        $12,618       $101,767       $  308,312
   35             $     0        $     0(2)    $133,923       $  488,048
   40             $     0        $     0       $176,251       $  772,622
   45             $     0        $     0       $231,963       $1,223,149



------------------

(1) ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY COST OF INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 23 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 34 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
               USING MAXIMUM CONTRACTUAL OF MORTALITY CHARGES (1)

                                                      DEATH BENEFIT
                                ------------------------------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)
                PREMIUM                        ANNUAL INVESTMENT RETURN OF
 END OF       ACCUMULATED       ------------------------------------------------------------
 POLICY      AT 4% INTEREST       0% GROSS       4% GROSS       8% GROSS        12% GROSS
  YEAR          PER YEAR        (-1.72% NET)   (2.28% NET)     (6.28% NET)    (10.28% NET)
----------  -----------------   -------------- -------------   ------------   --------------
    1           $  20,800         $133,307       $133,307        $133,307     $   133,307
    2           $  21,632         $133,307       $133,307        $133,307     $   133,307
    3           $  22,497         $133,307       $133,307        $133,307     $   133,307
    4           $  23,397         $133,307       $133,307        $133,307     $   133,307
    5           $  24,333         $133,307       $133,307        $133,307     $   133,307
    6           $  25,306         $133,307       $133,307        $133,307     $   133,307
    7           $  26,319         $133,307       $133,307        $133,307     $   133,307
    8           $  27,371         $133,307       $133,307        $133,307     $   133,307
    9           $  28,466         $133,307       $133,307        $133,307     $   133,307
   10           $  29,605         $133,307       $133,307        $133,307     $   133,307
   15           $  36,019         $133,307       $133,307        $133,307     $   142,897
   20           $  43,822         $133,307       $133,307        $133,307     $   187,517
   25           $  53,317         $      0(2)    $133,307        $133,307     $   257,798
   30           $  64,868         $      0       $      0(2)     $133,307     $   366,895
   35           $  78,922         $      0       $      0        $133,307     $   538,805
   40           $  96,020         $      0       $      0        $133,307     $   808,533
   45           $ 116,824         $      0       $      0        $164,351     $ 1,243,578


                                 CASH SURRENDER VALUE
                -----------------------------------------------------------
                          ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF         -----------------------------------------------------------
 POLICY           0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR          (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
----------      -------------  -------------- --------------  -------------
    1              $17,306        $18,016       $ 18,777      $   19,556
    2              $16,953        $18,384       $ 19,872      $   21,480
    3              $16,579        $18,742       $ 21,083      $   23,610
    4              $16,180        $19,087       $ 22,362      $   26,033
    5              $15,753        $19,415       $ 23,708      $   28,711
    6              $15,295        $19,721       $ 25,126      $   31,671
    7              $15,259        $20,621       $ 27,440      $   36,025
    8              $14,562        $20,668       $ 28,759      $   39,354
    9              $13,836        $20,680       $ 30,132      $   43,007
   10              $13,079        $20,653       $ 31,562      $   47,020
   15              $ 8,723        $19,800       $ 39,639      $   74,040
   20              $ 2,839        $17,065       $ 49,414      $  117,198
   25              $    0(2)      $10,852       $ 61,057      $  185,466
   30              $    0         $     0(2)    $ 75,094      $  293,516
   35              $    0         $     0       $ 92,595      $  464,486
   40              $    0         $     0       $117,028      $  735,029
   45              $    0         $     0       $153,599      $1,162,222


------------------

(1) ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF MAXIMUM MONTHLY COST OF INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 22 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 30 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                  USING CURRENT SCHEDULE MORTALITY CHARGES (1)

                                                      DEATH BENEFIT
                               ------------------------------------------------------------
                                          ASSUMING HYPOTHETICAL GROSS (AND NET)
                PREMIUM                        ANNUAL INVESTMENT RETURN OF
 END OF      ACCUMULATED       ------------------------------------------------------------
 POLICY     AT 4% INTEREST      0% GROSS        4% GROSS       8% GROSS       12% GROSS
  YEAR         PER YEAR        (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
---------  -----------------   --------------  -------------  -------------  --------------
   1           $104,000          $357,468       $357,468        $357,468     $   357,468
   2           $108,160          $357,468       $357,468        $357,468     $   357,468
   3           $112,486          $357,468       $357,468        $357,468     $   357,468
   4           $116,986          $357,468       $357,468        $357,468     $   357,468
   5           $121,665          $357,468       $357,468        $357,468     $   357,468
   6           $126,532          $357,468       $357,468        $357,468     $   357,468
   7           $131,593          $357,468       $357,468        $357,468     $   357,468
   8           $136,857          $357,468       $357,468        $357,468     $   357,468
   9           $142,331          $357,468       $357,468        $357,468     $   357,468
  10           $148,024          $357,468       $357,468        $357,468     $   360,800
  15           $180,094          $357,468       $357,468        $357,468     $   511,626
  20           $219,112          $      0(2)    $357,468        $357,468     $   734,532
  25           $266,584          $      0       $357,468(2)     $434,039     $ 1,093,142



                                 CASH SURRENDER VALUE
               -----------------------------------------------------------
                         ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF        -----------------------------------------------------------
 POLICY         0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR         (-1.72% NET)    (2.28% NET)    (6.28% NET)   (10.28% NET)
---------      -------------  -------------- -------------- --------------
   1              $88,900       $ 92,668       $ 96,644       $100,620
   2              $87,802       $ 95,095       $102,678       $111,166
   3              $86,708       $ 97,732       $109,652       $122,726
   4              $85,618       $100,430       $117,087       $135,734
   5              $84,531       $103,192       $125,011       $150,375
   6              $83,449       $106,017       $133,457       $166,576
   7              $84,920       $112,277       $146,864       $190,210
   8              $82,960       $114,150       $155,153       $208,508
   9              $78,562       $116,054       $163,910       $228,567
  10              $73,329       $117,989       $173,162       $250,555
  15              $40,982       $128,164       $227,865       $396,609
  20              $     0(2)    $139,215       $299,849       $627,804
  25              $     0       $151,219(2)    $394,581       $993,765


-----------------

(1) ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY COST OF INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 20 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 33 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)


                                                      DEATH BENEFIT
                               ------------------------------------------------------------
                                          ASSUMING HYPOTHETICAL GROSS (AND NET)
               PREMIUM                         ANNUAL INVESTMENT RETURN OF
 END OF      ACCUMULATED       ------------------------------------------------------------
 POLICY     AT 4% INTEREST       0% GROSS       4% GROSS        8% GROSS       12% GROSS
  YEAR         PER YEAR        (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
---------  -----------------   -------------- --------------  -------------  --------------

   1           $104,000          $357,468       $357,468        $357,468       $  357,468
   2           $108,160          $357,468       $357,468        $357,468       $  357,468
   3           $112,486          $357,468       $357,468        $357,468       $  357,468
   4           $116,986          $357,468       $357,468        $357,468       $  357,468
   5           $121,665          $357,468       $357,468        $357,468       $  357,468
   6           $126,532          $357,468       $357,468        $357,468       $  357,468
   7           $131,593          $357,468       $357,468        $357,468       $  357,468
   8           $136,857          $357,468       $357,468        $357,468       $  357,468
   9           $142,331          $357,468       $357,468        $357,468       $  357,468
  10           $148,024          $357,468       $357,468        $357,468       $  357,468
  15           $180,094          $357,468       $357,468        $357,468       $  475,293
  20           $219,112          $      0(2)    $357,468        $357,468       $  682,125
  25           $266,584          $      0       $      0(2)     $357,468       $1,014,643


                                 CASH SURRENDER VALUE
               -----------------------------------------------------------
                         ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF        -----------------------------------------------------------
 POLICY          0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR         (-1.72% NET)    (2.28% NET)    (6.28% NET)   (10.28% NET)
---------      -------------  -------------- -------------- --------------

   1             $87,723        $  91,371      $  95,345      $ 99,318
   2             $85,294        $  92,581      $100,164       $108,438
   3             $82,713        $  93,727      $105,657       $118,539
   4             $79,975        $  94,771      $111,458       $130,189
   5             $77,061        $  95,692      $117,582       $143,133
   6             $73,939        $  96,458      $124,033       $157,517
   7             $72,746        $ 100,024      $134,857       $178,873
   8             $68,229        $  99,307      $140,715       $195,187
   9             $63,407        $  98,264      $146,759       $213,201
  10             $58,225        $  96,842      $152,985       $233,135
  15             $25,809        $  82,758      $187,644       $368,444
  20             $     0(2)     $  48,106      $229,442       $583,012
  25             $     0        $      0(2)    $280,678       $922,403


-----------------

(1) ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF MAXIMUM MONTHLY COST OF INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 18 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 24 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the Contract in excess of the face amount if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

REPORTS TO CONTRACT OWNERS

Once each Contract year, Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult with a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the current laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws, regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Code and as long as the underlying investments for the Contract satisfies diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Pruco Life believes that the Contract meets these definitional and diversification requirements and accordingly will be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Pruco Life intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code provides rules regarding the federal income tax treatment of loans and other pre-death distributions from the Contract if issued after June 20, 1988. It provides that, with respect to life insurance policies issued after June 20, 1988, which, like the Contract, provide for the payment of premiums faster than would be allowed under a policy providing for paid-up insurance after the payment of seven level annual premiums: (1) policy loans are treated as distributions; (2) all distributions from the policy before the death of the insured are generally includible in gross income on an income first basis (i.e., distributions are includible in income to the extent the Contract fund exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income).


In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.


Section 7702A does not change the treatment of death benefit proceeds under the Contract. Accordingly, as stated previously, such amounts are generally excludable from the gross income of the beneficiary. Also, Section 7702A does not change the general rule that a Contract owner is not taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, unless amounts are distributed.


WITHHOLDING. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have gift. estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, the transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.


Deductions for interest paid or accrued on Contract debt or on other loans incurred or continued to purchase or carry the Contract will be disallowed under section 264 of the Code. For business-owned life insurance, section 264 (a)(1) of the Code also precludes business Contract owners from deducting premium payments. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance, and other taxes due if the owner or insured dies. Contract owners should consult a tax advisor regarding the application of the Code to their circumstances.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead,

Pruco Life guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third Contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 8. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 15). For Contracts issued in Texas, the fixed-rate option is not available.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Pruco Life expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the Contract fund may be paid.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the mortality and expense risk charge, described in item 5 under CHARGES, page 9.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date, Pruco Life will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the cover of this prospectus.

EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Ikwhan Oh, FSA, MAA, Vice President and Actuary of Pruco Life whose opinion is filed as an exhibit to the registration statement.


LITIGATION

Several actions have been brought against Pruco Life Insurance Company (the "Company") alleging that the Company and its agents engaged in improper life insurance sales practices. The Prudential Insurance Company of America has agreed to indemnify the Company for losses, if any, resulting from such litigation. No other significant litigation is being brought against the Company that would have a material effect on its financial position.


YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Pruco Life, Prusec and PIMS depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, as Pruco Life's, Prusec's and PIMS's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life's, Prusec's and PIMS's abilities to meet their commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


FINANCIAL STATEMENTS

The consolidated financial statements of Pruco Life and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS


The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.


                             DIRECTORS OF PRUCO LIFE


JAMES J. AVERY, JR., Chairman and Director -- Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance since 1997; 1995 to 1997:
President, Prudential Select; 1993 to 1995: Chief Operating Officer, Prudential Select. Age 46.

WILLIAM M. BETHKE, Director -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group. Age 51.

IRA J. KLEINMAN, Director -- Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select. Age 51.

MENDEL A. MELZER, Director -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services. Age 37.

ESTHER H. MILNES, President and Director -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services. Age 47.

I. EDWARD PRICE, Vice Chairman and Director -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance. Age 55.

KIYOFUMI SAKAGUCHI, Director -- President, Prudential International Insurance Group since 1995; 1994 to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Company., Ltd.; Prior to 1994: President and Chief Executive Officer, Asia Pacific Region -- Prudential International Insurance and President, The Prudential Life Insurance Co., Ltd. Age 55.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary -- Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company. Age 40.

C. EDWARD CHAPLIN, Treasurer -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential. Age 41.

JAMES C. DROZANOWSKI, Senior Vice President -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President, Credit Card Division, Chase Manhattan Bank; Prior to 1995: Chase Manhattan Bank. Age 55.

CLIFFORD E. KIRSCH, Chief Legal Officer -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with PaineWebber. Age 38.

FRANK P. MARINO, Senior Vice President -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services. Age 53.

EDWARD A. MINOGUE, Senior Vice President -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch. Age 55.

JAMES M. SCHLOMANN, Vice President, Comptroller & Chief Accounting Officer -- Vice President & Associate Comptroller, Prudential, since 1997; Prior to 1997:
Senior Executive Vice President & CFO, USLife Corp. Age 49.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary, Prudential. Age 43.

JAMES A. TIGNANELLI, Senior Vice President -- Vice President, Compliance, Prudential Individual Insurance since 1996; Prior to 1996, Vice President Field Operations. Age 45.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992. Pruco Life directors and officers are elected annually.


                                       FINANCIAL STATEMENTS OF
                           PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1997

                                                               SUBACCOUNTS
                                 -------------------------------------------------------------------------
                                                                                               ZERO COUPON
                                    MONEY     DIVERSIFIED              FLEXIBLE   CONSERVATIVE     BOND
                                    MARKET        BOND       EQUITY     MANAGED     BALANCED       2000
                                 -----------  ----------  ----------- -----------  -----------  ----------
ASSETS
 Investment in shares of The
   Prudential Series Fund, Inc.
   Portfolios at net asset
   value [Note 3] .............  $14,339,522  $8,909,872  $55,251,646 $72,877,705  $87,296,515  $2,650,826
 Receivable from Pruco Life
   Insurance Company [Note 2] .            0           0            0           0            0      40,451
                                 -----------  ----------  ----------- -----------  -----------  ----------
   Net Assets .................  $14,339,522  $8,909,872  $55,251,646 $72,877,705  $87,296,515  $2,691,277
                                 ===========  ==========  =========== ===========  ===========  ==========
NET ASSETS, representing:
 Equity of Contract owners ....  $14,204,369  $8,754,797  $55,224,088 $72,860,805  $87,113,008  $2,691,277
 Equity of Pruco Life
   Insurance Company ..........      135,153     155,075       27,558      16,900      183,507           0
                                 -----------  ----------  ----------- -----------  -----------  ----------
                                 $14,339,522  $8,909,872  $55,251,646 $72,877,705  $87,296,515  $2,691,277
                                 ===========  ==========  =========== ===========  ===========  ==========



STATEMENTS OF OPERATIONS
For the year ended December 31, 1997


                                                                      SUBACCOUNTS
                                     ---------------------------------------------------------------------------
                                                                                                    ZERO COUPON
                                      MONEY    DIVERSIFIED                 FLEXIBLE    CONSERVATIVE     BOND
                                      MARKET       BOND        EQUITY       MANAGED      BALANCED       2000
                                     --------   ---------    -----------  -----------  -----------   ---------
INVESTMENT INCOME
 Dividend distributions
  received ........................  $812,540   $ 730,224    $ 1,252,483  $ 2,170,546  $ 4,020,882   $ 153,810
EXPENSES
 Charges to Contract owners
  for assuming mortality risk
  and expense risk and for
  administration [Notes 5A
  and 5B] .........................   190,711     126,244        685,445      907,245    1,096,279      36,334
 Reimbursement for excess
  expenses [Note 5C] ..............    (3,465)     (2,547)       (42,912)    (165,166)    (144,445)     (7,849)
                                     --------   ---------    -----------  -----------  -----------   ---------
NET EXPENSES ......................   187,246     123,697        642,533      742,079      951,834      28,485
                                     --------   ---------    -----------  -----------  -----------   ---------
NET INVESTMENT INCOME (LOSS) ......   625,294     606,527        609,950    1,428,467    3,069,048     125,325
                                     --------   ---------    -----------  -----------  -----------   ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Capital gains distributions
  received ........................         0     116,326      3,061,685   10,983,219    9,442,317     122,909
 Realized gain (loss) on shares
  redeemed [average cost basis] ...         0      92,708      3,103,596    2,316,946    1,726,707      31,433
 Net change in unrealized gain
  (loss) on investments ...........         0    (116,684)     4,613,512   (3,350,945)  (4,126,123)   (101,802)
                                     --------   ---------    -----------  -----------  -----------   ---------
NET GAIN (LOSS) ON INVESTMENTS ....         0      92,350     10,778,793    9,949,220    7,042,901      52,540
                                     --------   ---------    -----------  -----------  -----------   ---------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS .......................  $625,294   $ 698,877    $11,388,743  $11,377,687  $10,111,949   $ 177,865
                                     ========   =========    ===========  ===========  ===========   =========

                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                                        A1


                                                   SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                           ZERO COUPON                     SMALL
   YIELD         STOCK          EQUITY       NATURAL                   GOVERNMENT      BOND       PRUDENTIAL   CAPITALIZATION
    BOND         INDEX          INCOME      RESOURCES      GLOBAL        INCOME        2005        JENNISON        STOCK
 ----------   -----------    -----------    ----------   ----------    ----------   ----------    ----------    ----------

 $6,614,286   $12,767,370    $18,663,709    $3,513,172   $4,610,993    $3,317,808   $1,184,723    $3,365,755    $3,013,139

     19,182             0         23,278             0            0             0       60,068         4,054             0
 ----------   -----------    -----------    ----------   ----------    ----------   ----------    ----------    ----------
 $6,633,468   $12,767,370    $18,686,987    $3,513,172   $4,610,993    $3,317,808   $1,244,791    $3,369,809    $3,013,139
 ==========   ===========    ===========    ==========   ==========    ==========   ==========    ==========    ==========

 $6,633,468   $12,725,476    $18,686,987    $3,493,364   $4,575,973    $3,313,215   $1,244,791    $3,369,809    $2,975,092

          0        41,894              0        19,808       35,020         4,593            0             0        38,047
 ----------   -----------    -----------    ----------   ----------    ----------   ----------    ---------- -------------
 $6,633,468   $12,767,370    $18,686,987    $3,513,172   $4,610,993    $3,317,808   $1,244,791    $3,369,809    $3,013,139
 ==========   ===========    ===========    ==========   ==========    ==========   ==========    ==========    ==========




                                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
  HIGH                                                                            ZERO COUPON                    SMALL
  YIELD         STOCK        EQUITY        NATURAL                    GOVERNMENT      BOND     PRUDENTIAL   CAPITALIZATION
  BOND          INDEX        INCOME       RESOURCES        GLOBAL       INCOME        2005       JENNISON        STOCK
--------     ----------    ----------    -----------     ---------     --------    ---------     ---------     ---------
$620,079     $  167,019    $  421,273    $    22,099     $  57,845     $206,624    $  82,336     $   5,707     $  13,030





  81,445        136,243       200,384         54,219        59,939       39,739       17,408        30,596        23,358

       0              0             0              0             0            0       (4,673)            0             0
--------     ----------    ----------    -----------     ---------     --------    ---------     ---------     ---------
  81,445        136,243       200,384         54,219        59,939       39,739       12,735        30,596        23,358
--------     ----------    ----------    -----------     ---------     --------    ---------     ---------     ---------
 538,634         30,776       220,889        (32,120)       (2,094)     166,885       69,601       (24,889)      (10,328)
--------     ----------    ----------    -----------     ---------     --------    ---------     ---------     ---------



       0        354,981     1,682,299        456,104       220,780            0       29,827       190,081       199,000

    (634)       565,902       499,434         75,644       217,305       10,360       32,242        79,675        68,599

 221,974      1,893,795     2,374,752     (1,044,069)     (195,352)      79,214       18,525       328,629        97,148
--------     ----------    ----------    -----------     ---------     --------    ---------     ---------     ---------
 221,340      2,814,678     4,556,485       (512,321)      242,733       89,574       80,594       598,385       364,747
--------     ----------    ----------    -----------     ---------     --------    ---------     ---------     ---------


$759,974     $2,845,454    $4,777,374    $  (544,441)    $ 240,639     $256,459    $ 150,195     $ 573,496     $ 354,419
========     ==========    ==========    ===========     =========     ========    =========     =========     =========

                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                                             A2



                                                          FINANCIAL STATEMENTS OF
                                                  PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995

                                                                               SUBACCOUNTS
                                       --------------------------------------------------------------------------------------------

                                                           MONEY                                       DIVERSIFIED
                                                           MARKET                                          BOND
                                       --------------------------------------------    --------------------------------------------
                                           1997            1996            1995            1997            1996             1995
                                       ------------    ------------    ------------    ------------    ------------    ------------


OPERATIONS:
 Net investment income (loss) ......   $    625,294    $    654,806    $    945,085    $    606,527    $    597,724    $    677,150
 Capital gains distributions
   received ........................              0               0               0         116,326               0          28,095
 Realized gain (loss) on shares
   redeemed [average cost basis] ...              0               0               0          92,708          46,177          33,240
 Net change in unrealized gain
   (loss) on investments ...........              0               0               0        (116,684)       (366,764)      1,427,282
                                       ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ........................        625,294         654,806         945,085         698,877         277,137       2,165,767
                                       ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 PREMIUM PAYMENTS AND OTHER
 OPERATING TRANSFERS [Note 7] ......     (1,729,693)     (5,721,859)     (2,005,207)     (2,743,619)     (2,217,069)     (1,097,631)
                                       ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 EQUITY TRANSFERS [Note 8] .........        106,939        (915,025)        381,338         103,316          43,136         (33,382)
                                       ------------    ------------    ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS ........................       (997,460)     (5,982,078)       (678,784)     (1,941,426)     (1,896,796)      1,034,754


NET ASSETS:
 Beginning of year .................     15,336,982      21,319,060      21,997,844      10,851,298      12,748,094      11,713,340
                                       ------------    ------------    ------------    ------------    ------------    ------------
 End of year .......................   $ 14,339,522    $ 15,336,982    $ 21,319,060    $  8,909,872    $ 10,851,298    $ 12,748,094
                                       ============    ============    ============    ============    ============    ============


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                                                A3




                                                SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                                                      FLEXIBLE
                        EQUITY                                                        MANAGED
------------------------------------------------------         ------------------------------------------------------
    1997                 1996                 1995                 1997                 1996                 1995
------------         ------------         ------------         ------------         ------------         ------------

$    609,950         $    632,954         $    422,966         $  1,428,467         $  1,439,109         $  1,462,510
   3,061,685            4,590,879            1,688,154           10,983,219            6,748,281            2,961,811

   3,103,596            1,516,095            1,098,551            2,316,946            1,582,636            1,224,987

   4,613,512            1,084,389            8,034,144           (3,350,945)          (1,468,777)           8,437,634
------------         ------------         ------------         ------------         ------------         ------------




  11,388,743            7,824,317           11,243,815           11,377,687            8,301,249           14,086,942
------------         ------------         ------------         ------------         ------------         ------------





  (7,797,946)          (4,080,845)          (2,240,812)          (9,503,739)          (7,933,681)          (7,589,195)
------------         ------------         ------------         ------------         ------------         ------------




     (95,520)              83,397             (226,203)            (476,182)             215,390             (272,194)
------------         ------------         ------------         ------------         ------------         ------------



   3,495,277            3,826,869            8,776,800            1,397,766              582,958            6,225,553




  51,756,369           47,929,500           39,152,700           71,479,939           70,896,981           64,671,428
------------         ------------         ------------         ------------         ------------         ------------
$ 55,251,646         $ 51,756,369         $ 47,929,500         $ 72,877,705         $ 71,479,939         $ 70,896,981
============         ============         ============         ============         ============         ============


           SUBACCOUNTS (CONTINUED)
--------------------------------------------
                CONSERVATIVE
                  BALANCED
--------------------------------------------
    1997            1996            1995
------------    ------------    ------------

$  3,069,048    $  2,589,376    $  2,622,038
   9,442,317       5,364,643       2,993,129

   1,726,707       1,560,460       1,093,958

  (4,126,123)        (59,931)      6,125,443
------------    ------------    ------------




  10,111,949       9,454,548      12,834,568
------------    ------------    ------------





 (10,144,349)     (9,872,985)     (8,311,674)
------------    ------------    ------------




     (26,817)        (92,223)       (149,732)
------------    ------------    ------------



     (59,217)       (510,660)      4,373,162




  87,355,732      87,866,392      83,493,230
------------    ------------    ------------
$ 87,296,515    $ 87,355,732    $ 87,866,392
============    ============    ============



SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                            A4


                                           FINANCIAL STATEMENTS OF
                                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995


                                                                             SUBACCOUNTS (CONTINUED)
                                             --------------------------------------------------------------------------------------
                                                             ZERO COUPON                                    HIGH
                                                                BOND                                       YIELD
                                                                2000                                        BOND
                                             -----------------------------------------    -----------------------------------------
                                                1997            1996          1995            1997          1996           1995
                                             -----------    -----------    -----------    -----------    -----------    -----------

OPERATIONS:
 Net investment income (loss) ............   $   125,325    $   103,734    $   116,219    $   538,634    $   528,747    $   556,857
 Capital gains distributions received ....       122,909              0        141,727              0              0              0
 Realized gain (loss) on shares redeemed
  [average cost basis] ...................        31,433         61,546         44,810           (634)        (8,889)       (36,010)
 Net change in unrealized gain (loss) on
  investments ............................      (101,802)      (156,572)       374,726        221,974         89,453        299,046
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ..............................       177,865          8,708        677,482        759,974        609,311        819,893
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 PREMIUM PAYMENTS AND OTHER
 OPERATING TRANSFERS [Note 7] ............      (502,896)      (883,895)       (24,144)      (363,077)      (652,164)       421,112
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 EQUITY TRANSFERS [Note 8] ...............      (103,168)        85,488       (116,790)         7,704        (26,102)       (28,631)
                                             -----------    -----------    -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS ..............................      (428,199)      (789,699)       536,548        404,601        (68,955)     1,212,374


NET ASSETS:
 Beginning of year .......................     3,119,476      3,909,175      3,372,627      6,228,867      6,297,822      5,085,448
                                             -----------    -----------    -----------    -----------    -----------    -----------
 End of year .............................   $ 2,691,277    $ 3,119,476    $ 3,909,175    $ 6,633,468    $ 6,228,867    $ 6,297,822
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                                                A5





                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------

                        STOCK                                                      EQUITY
                        INDEX                                                      INCOME
---------------------------------------------------        -----------------------------------------------------
     1997                1996               1995               1997                 1996                 1995
------------         -----------         ----------        ------------         ------------         -----------

$     30,776         $    46,500         $   56,753        $    220,889         $    278,603         $   295,255
     354,981              97,668             48,697           1,682,299              428,472             520,438

     565,902             322,008            188,339             499,434              258,878             131,128

   1,893,795             980,432          1,283,063           2,374,752            1,389,905           1,045,497
------------         -----------         ----------        ------------         ------------         -----------



   2,845,454           1,446,608          1,576,852           4,777,374            2,355,858           1,992,318
------------         -----------         ----------        ------------         ------------         -----------




   1,333,982             694,843            666,899             194,694           (1,077,303)            933,260
------------         -----------         ----------        ------------         ------------         -----------



     (16,739)             (5,765)            14,385             (14,032)             (36,611)             26,506
------------         -----------         ----------        ------------         ------------         -----------
   4,162,697           2,135,686          2,258,136           4,958,036            1,241,944           2,952,084



   8,604,673           6,468,987          4,210,851          13,728,951           12,487,007           9,534,923
------------         -----------         ----------        ------------         ------------         -----------
$ 12,767,370         $ 8,604,673         $6,468,987        $ 18,686,987         $ 13,728,951         $12,487,007
============         ===========         ==========        ============         ============         ===========



         SUBACCOUNTS (CONTINUED)
-----------------------------------------

                 NATURAL
                RESOURCES
-----------------------------------------
    1997           1996          1995
-----------    -----------    -----------

$   (32,120)   $   (21,304)   $     6,686
    456,104        531,704        179,705

     75,644        207,066        156,751

 (1,044,069)       223,037        428,732
-----------    -----------    -----------



   (544,441)       940,503        771,874
-----------    -----------    -----------




   (329,203)       405,943       (371,555)
-----------    -----------    -----------



      3,421       (372,815)       391,993
-----------    -----------    -----------

   (870,223)       973,631        792,312



  4,383,395      3,409,764      2,617,452
-----------    -----------    -----------
$ 3,513,172    $ 4,383,395    $ 3,409,764
===========    ===========    ===========


SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                          A6


                             FINANCIAL STATEMENTS OF
                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995

                                                                              SUBACCOUNTS (CONTINUED)
                                               -------------------------------------------------------------------------------------

                                                                                                          GOVERNMENT
                                                                 GLOBAL                                     INCOME
                                               -----------------------------------------    ----------------------------------------
                                                   1997           1996          1995           1997           1996           1995
                                               -----------    -----------    -----------    -----------    -----------    ----------

OPERATIONS:
 Net investment income (loss) ..............   $    (2,094)   $    45,382    $    10,910    $   166,885    $   170,895    $  159,003
 Capital gains distributions received ......       220,780         67,416         41,171              0              0             0
 Realized gain (loss) on shares redeemed
  [average cost basis] .....................       217,305         44,616         83,503         10,360         19,693        14,056
 Net change in unrealized gain (loss) on
  investments ..............................      (195,352)       399,470        110,391         79,214       (151,572)      311,921
                                               -----------    -----------    -----------    -----------    -----------    ----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ................................       240,639        556,884        245,975        256,459         39,016       484,980
                                               -----------    -----------    -----------    -----------    -----------    ----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 PREMIUM PAYMENTS AND OTHER
 OPERATING TRANSFERS [Note 7] ..............      (172,011)     1,711,765        634,220       (261,680)       (20,151)      116,346
                                               -----------    -----------    -----------    -----------    -----------    ----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 EQUITY TRANSFERS [Note 8] .................        (1,051)        (8,688)       (71,057)        (3,582)      (301,155)      288,428
                                               -----------    -----------    -----------    -----------    -----------    ----------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS ................................        67,577      2,259,961        809,138         (8,803)      (282,290)      889,754


NET ASSETS:
Beginning of year ..........................     4,543,416      2,283,455      1,474,317      3,326,611      3,608,901     2,719,147
                                               -----------    -----------    -----------    -----------    -----------    ----------
End of year ................................   $ 4,610,993    $ 4,543,416    $ 2,283,455    $ 3,317,808    $ 3,326,611    $3,608,901
                                               ===========    ===========    ===========    ===========    ===========    ==========


                                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                                          A7


                                                      SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                ZERO COUPON                                                                               SMALL
                   BOND                                     PRUDENTIAL                                CAPITALIZATION
                   2005                                      JENNISON*                                    STOCK*
-----------------------------------------    ---------------------------------------    ---------------------------------------
    1997           1996          1995            1997           1996          1995         1997            1996         1995
-----------    -----------    -----------    -----------    -----------    ---------    -----------    -----------    ---------

$    69,601    $    75,875    $    42,858    $   (24,889)   $   (10,713)   $  (1,556)   $   (10,328)   $    (1,975)   $     (98)
     29,827         20,412         25,337        190,081              0            0        199,000         16,901        2,435

     32,242          4,000        199,655         79,675          9,875          926         68,599          8,724          397

     18,525       (134,741)       218,240        328,629        151,305       14,845         97,148         67,298        7,555
-----------    -----------    -----------    -----------    -----------    ---------    -----------    -----------    ---------



    150,195        (34,454)       486,090        573,496        150,467       14,215        354,419         90,948       10,289
-----------    -----------    -----------    -----------    -----------    ---------    -----------    -----------    ---------




   (419,095)        95,080     (1,066,375)     1,286,255        893,360      454,167      1,315,574        708,061      482,228
-----------    -----------    -----------    -----------    -----------    ---------    -----------    -----------    ---------



   (378,102)       351,597       (214,736)        18,394        (35,955)      15,410         26,783         22,215        2,622
-----------    -----------    -----------    -----------    -----------    ---------    -----------    -----------    ---------


   (647,002)       412,223       (795,021)     1,878,145      1,007,872      483,792      1,696,776        821,224      495,139



  1,891,793      1,479,570      2,274,591      1,491,664        483,792            0      1,316,363        495,139            0
-----------    -----------    -----------    -----------    -----------    ---------    -----------    -----------    ---------
$ 1,244,791    $ 1,891,793    $ 1,479,570    $ 3,369,809    $ 1,491,664    $ 483,792    $ 3,013,139    $ 1,316,363    $ 495,139
===========    ===========    ===========    ===========    ===========    =========    ===========    ===========    =========

*    Commenced Business on 5/1/95


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                       A8

                        NOTES TO FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

                      FOR THE YEAR ENDED DECEMBER 31, 1997

NOTE 1: GENERAL

        Pruco Life Single Premium Variable Life Account ("the Account") was established on April 15, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America (" Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruco Life Discovery Life Plus product are invested in the Account as directed by the Contract owners.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

        Equity of Pruco Life Insurance Company--Pruco Life maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life. The receivable does not have an effect on the Contract owner's account or related unit value.



                                       A9

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:



                                                                                   PORTFOLIOS
                                                 -----------------------------------------------------------------------------------

                                                    MONEY          DIVERSIFIED                          FLEXIBLE        CONSERVATIVE
                                                    MARKET             BOND            EQUITY            MANAGED          BALANCED
                                                 -----------        ----------       -----------       -----------       -----------

Number of Shares:                                  1,433,952           808,383         1,778,348         4,217,389         5,831,345
Net asset value per share:                       $  10.00000        $ 11.02185       $  31.06909       $  17.28029       $  14.97022
Cost:                                            $14,339,522        $8,760,461       $37,326,756       $66,556,444       $81,651,283


                                                                               PORTFOLIOS (CONTINUED)
                                                 -----------------------------------------------------------------------------------

                                                 ZERO COUPON       HIGH YIELD          STOCK             EQUITY             NATURAL
                                                 BOND 2000            BOND             INDEX             INCOME            RESOURCES
                                                 -----------       -----------       -----------       -----------        ----------

Number of Shares:                                    210,269           812,114           422,487           833,671           230,459
Net asset value per share:                       $  12.60686        $  8.14453        $ 30.21956       $  22.38737        $ 15.24426
Cost:                                            $ 2,553,076        $6,560,981        $8,336,040       $13,719,346        $4,057,340


                                                                               PORTFOLIOS (CONTINUED)
                                                  ----------------------------------------------------------------------------------

                                                                                                                          SMALL
                                                                    GOVERNMENT       ZERO COUPON        PRUDENTIAL    CAPITALIZATION
                                                     GLOBAL           INCOME          BOND 2005          JENNISON         STOCK
                                                  ----------        ----------        ----------        ----------      ----------

Number of Shares:                                    257,260           287,933            94,056           189,818          189,136
Net asset value per share:                        $ 17.92348        $ 11.52286        $ 12.59597        $ 17.73151      $  15.93104
Cost:                                             $4,354,519        $3,238,914        $1,150,734        $2,870,976      $ 2,841,138


Note 4: Contract Owner Unit Information

        Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:


                                                                               SUBACCOUNTS
                                           -------------------------------------------------------------------------------------
                                               MONEY         DIVERSIFIED                          FLEXIBLE       CONSERVATIVE
                                               MARKET            BOND             EQUITY           MANAGED          BALANCED
                                           --------------   --------------   ---------------   ---------------   ---------------

Contract Owner Units Outstanding .......    8,160,991.448    3,591,372.750    10,688,174.670    20,453,706.063    29,454,151.094
Unit Value .............................   $      1.74052   $      2.43773   $       5.16684   $       3.56223   $       2.95758
                                           --------------   --------------   ---------------   ---------------   ---------------
TOTAL CONTRACT OWNER EQUITY ............   $   14,204,369   $    8,754,797   $    55,224,088   $    72,860,805   $    87,113,008
                                           ==============   ==============   ===============   ===============   ===============


                                                                         SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------------------

                                            ZERO COUPON       HIGH YIELD          STOCK            EQUITY            NATURAL
                                             BOND 2000           BOND             INDEX            INCOME           RESOURCES
                                           --------------   --------------   ---------------   ---------------   ---------------

Contract Owner Units Outstanding .......      999,300.842    2,890,614.322     3,352,638.491     4,591,228.103     1,415,394.720
Unit Value .............................   $      2.69316   $      2.29483   $       3.79566   $       4.07015   $       2.46812
                                           --------------   --------------   ---------------   ---------------   ---------------
TOTAL CONTRACT OWNER EQUITY ............   $    2,691,277   $    6,633,468   $    12,725,476   $    18,686,987   $     3,493,364
                                           ==============   ==============   ===============   ===============   ===============


                                                                        SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------------------

                                                                                                                      SMALL
                                                              GOVERNMENT       ZERO COUPON      PRUDENTIAL       CAPITALIZATION
                                               GLOBAL           INCOME          BOND 2005         JENNISON            STOCK
                                           --------------   --------------   ---------------   ---------------   ---------------

Contract Owner Units Outstanding .......    3,317,004.142    1,769,057.617       555,958.637     1,842,090.120     1,710,668.329
Unit Value .............................   $      1.37955   $      1.87287   $       2.23900   $       1.82934   $       1.73914
                                           --------------   --------------   ---------------   ---------------   ---------------
TOTAL CONTRACT OWNER EQUITY ............   $    4,575,973   $    3,313,215   $     1,244,791   $     3,369,809   $     2,975,092
                                           ==============   ==============   ===============   ===============   ===============



                                      A10

NOTE 5: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Pruco Life was $2,651,601.

        B. Administration Charges

           The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Administration charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For 1997, the amount of these charges paid to Pruco Life was $1,033,988.

        C. Expense Reimbursement

           The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced and Zero Coupon 2000 Portfolios of the Series Fund. In addition, the Account is reimbursed by Pruco Life, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio. For 1997, the amount of these reimbursements totaled $371,057.

        D. Deferred Sales Charge

           Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the sixth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges paid to Pruco Life was $33,566.

NOTE 6: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.



                                      A11

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

        The following amounts represent components of Contract owner activity for the year ended December 31, 1997:


                                                                                        SUBACCOUNTS
                                                        ---------------------------------------------------------------------------
                                                           MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                                           MARKET           BOND           EQUITY         MANAGED        BALANCED
                                                        -----------     -----------     -----------     -----------     -----------

Contract Owner Net Payments ........................    $     2,455     $    28,055     $   202,208     $   288,737     $   219,959
Policy Loans .......................................       (504,190)       (342,659)     (1,731,662)     (2,609,808)     (2,403,648)
Policy Loan Repayments and Interest ................        832,657         656,320       2,080,991       2,179,726       2,631,712
Surrenders, Withdrawals, and Death Benefits ........     (3,173,140)     (2,236,152)     (6,467,482)     (6,737,097)     (8,978,479)
Net Transfers From (To) Other Subaccounts or
 Fixed Rate Options ................................      1,219,681        (778,186)     (1,503,850)     (2,119,657)     (1,016,900)
Administrative and Other Charges ...................       (107,156)        (70,997)       (378,151)       (505,640)       (596,993)




                                                                                  SUBACCOUNTS (CONTINUED)
                                                          -------------------------------------------------------------------------

                                                             ZERO          HIGH
                                                         COUPON BOND      YIELD            STOCK            EQUITY         NATURAL
                                                             2000          BOND            INDEX            INCOME        RESOURCES
                                                          ---------      ---------      -----------      -----------      ---------

Contract Owner Net Payments .........................     $       0      $  87,727      $   150,392      $   101,609      $  30,997
Policy Loans ........................................       (32,633)      (390,814)        (493,833)        (539,621)      (132,941)
Policy Loan Repayments and Interest .................        37,545        330,877          225,133          273,356         78,125
Surrenders, Withdrawals, and Death Benefits .........      (192,247)      (571,349)        (815,101)        (956,562)      (284,770)
Net Transfers From (To) Other Subaccounts or
 Fixed Rate Options .................................      (295,618)       233,793        2,343,353        1,428,935         10,453
Administrative and Other Charges ....................       (19,943)       (53,311)         (75,962)        (113,023)       (31,067)




                                                                                 SUBACCOUNTS (CONTINUED)
                                                          ------------------------------------------------------------------------

                                                                                           ZERO                           SMALL
                                                                        GOVERNMENT     COUPON BOND      PRUDENTIAL    CAPITALIZATION
                                                            GLOBAL        INCOME           2005          JENNISON         STOCK
                                                          ---------      ---------      ---------      -----------     -----------

Contract Owner Net Payments .........................     $  12,437      $   1,959      $       0      $    48,980     $    47,025
Policy Loans ........................................      (244,308)      (267,116)       (20,480)        (122,317)        (30,825)
Policy Loan Repayments and Interest .................       235,021        121,127         16,234           18,884          11,340
Surrenders, Withdrawals, and Death Benefits .........      (460,434)      (100,728)       (37,869)        (129,973)        (87,528)
Net Transfers From (To) Other Subaccounts or
 Fixed Rate Options .................................       319,629          6,179       (367,259)       1,487,125       1,387,801
Administrative and Other Charges ....................       (34,356)       (23,101)        (9,721)         (16,444)        (12,239)


NOTE 8: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

        The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to (from) the Account.



                                      A12

NOTE 9: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1997 and 1996 were as follows:


                                                                             SUBACCOUNTS
                                   ------------------------------------------------------------------------------------------------
                                               MONEY                         DIVERSIFIED
                                               MARKET                            BOND                          EQUITY
                                   ------------------------------   ------------------------------  --------------  ---------------
                                        1997            1996             1997            1996            1997            1996
                                   --------------  --------------   --------------  --------------  --------------  ---------------

Contract Owner Contributions:        5,466,809.61     7,216,650.45      651,968.69    1,291,974.73    1,048,053.69    1,690,948.389
Contract Owner Redemptions:         (6,468,088.97)  (10,746,897.81)  (1,808,895.31)  (2,326,211.04)  (2,683,803.59)  (2,764,409.903)


                                                                        SUBACCOUNTS (CONTINUED)
                                   ------------------------------------------------------------------------------------------------
                                              FLEXIBLE                      CONSERVATIVE                     ZERO COUPON
                                               MANAGED                        BALANCED                        BOND 2000
                                   ------------------------------   ------------------------------  -------------------------------
                                         1997           1996             1997            1996            1997             1996
                                   --------------  --------------   --------------  --------------  --------------  ---------------

Contract Owner Contributions:        1,082,825.067    1,350,356.208    1,593,154.914    1,965,621.835     16,350.545    150,307.163
Contract Owner Redemptions:         (3,925,583.520)  (4,146,398.162)  (5,145,688.362)  (5,968,854.234)  (207,678.459)  (504,229.043)


                                                                        SUBACCOUNTS (CONTINUED)
                                 --------------------------------------------------------------------------------------------------
                                            HIGH YIELD                          STOCK                           EQUITY
                                               BOND                             INDEX                           INCOME
                                 --------------------------------   -------------------------------  ------------------------------
                                       1997            1996              1997            1996            1997            1996
                                 ---------------  ---------------   --------------  ---------------  -------------  ---------------

Contract Owner Contributions:        841,648.078      797,423.665    1,245,597.829    1,062,803.613    808,743.976      595,202.784
Contract Owner Redemptions:       (1,005,588.243)  (1,128,838.367)    (856,443.811)    (795,554.570)  (764,149.606)  (1,007,416.435)



                                                                          SUBACCOUNTS (CONTINUED)
                                       --------------------------------------------------------------------------------------------
                                                                                                              GOVERNMENT
                                             NATURAL RESOURCES                    GLOBAL                         INCOME
                                       ----------------------------  --------------------------------  ----------------------------
                                            1997           1996           1997             1996             1997           1996
                                       -------------  -------------  ---------------  ---------------  -------------  -------------

Contract Owner Contributions:            454,152.474    916,222.712    1,536,856.515    2,603,487.570    218,187.485    294,632.366
Contract Owner Redemptions:             (584,278.735)  (755,613.643)  (1,659,345.344)  (1,186,505.179)  (369,775.041)  (305,047.606)




                                                                       SUBACCOUNTS (CONTINUED)
                                   ------------------------------------------------------------------------------------------------
                                           ZERO COUPON                       PRUDENTIAL                  SMALL CAPITALIZATION
                                            BOND 2005                         JENNISON                           STOCK
                                   ----------------------------   -------------------------------   -------------------------------
                                        1997          1996             1997             1996            1997             1996
                                   -------------  -------------   --------------   --------------   --------------   --------------

Contract Owner Contributions:        277,366.098    363,945.684    1,274,986.357    1,293,924.433    1,446,652.971    1,030,250.081
Contract Owner Redemptions:         (470,672.649)  (320,641.624)    (490,571.718)    (605,796.030)    (665,591.858)    (516,974.354)



                                      A13

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund were as follows:


                                                                                    PORTFOLIOS
                                                  --------------------------------------------------------------------------------
                                                     MONEY          DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                     MARKET            BOND            EQUITY           MANAGED          BALANCED
                                                  -----------      -----------      -----------      ------------      -----------

For the year ended December 31, 1997
 Purchases ..................................     $ 5,690,000      $   621,000      $   925,000      $    936,000      $    298,000
 Sales ......................................     $(7,500,000)     $(3,385,000)     $(9,461,000)     $(11,658,000)     $(11,421,000)



                                                                                 PORTFOLIOS (CONTINUED)
                                                      -----------------------------------------------------------------------------
                                                     ZERO COUPON     HIGH YIELD          STOCK            EQUITY          NATURAL
                                                      BOND 2000         BOND             INDEX            INCOME         RESOURCES
                                                      ----------     -----------      -----------      -----------      -----------

For the year ended December 31, 1997
 Purchases ......................................     $       0      $ 1,095,000      $ 2,760,000      $ 1,690,000      $   681,000
 Sales ..........................................     $(675,000)     $(1,551,000)     $(1,579,000)     $(1,733,000)     $(1,061,000)



                                                                                 PORTFOLIOS (CONTINUED)
                                                      -----------------------------------------------------------------------------
                                                                                                                           SMALL
                                                                       GOVERNMENT     ZERO COUPON       PRUDENTIAL    CAPITALIZATION
                                                         GLOBAL         INCOME         BOND 2005         JENNISON          STOCK
                                                      -----------      ---------      -----------      -----------      -----------

For the year ended December 31, 1997
 Purchases ......................................     $ 1,462,000      $ 291,000      $   474,000      $ 1,713,000      $ 2,119,000
 Sales ..........................................     $(1,695,000)     $(596,000)     $(1,344,000)     $  (443,000)     $  (800,000)



                                      A14

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Pruco Life Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison and Small Capitalization Stock Subaccounts of the Pruco Life Single Premium Variable Life Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
March 20, 1998



                                      A15

                          INDEPENDENT AUDITORS' REPORT


To the Contract Owners of
Pruco Life Single Premium Variable Life
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life Single Premium Variable Life Account of Pruco Life Insurance Company (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented in the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life Single Premium Variable Life Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996


                                      A16

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  1997                   1996
                                                                             -----------------      -----------------

ASSETS
Fixed maturities
  Available for sale, at fair value (amortized cost, 1997: $2,526,554;
    1996: $2,210,150)                                                           $ 2,563,852            $ 2,236,817
  Held to maturity, at amortized cost (fair value, 1997: $350,056; 1996:
    $416,102)                                                                       338,848                405,731
Equity securities - available for sale, at fair value (cost, 1997: $1,289;
  1996: $3,626)                                                                       1,982                  3,748
Mortgage loans on real estate                                                        22,787                 46,915
Policy loans                                                                        703,955                639,782
Short-term investments                                                              316,355                169,830
Other long-term investments                                                           1,317                  4,528
                                                                             -----------------      -----------------
      Total investments                                                           3,949,096              3,507,351

Cash                                                                                 71,358                 73,766
Deferred policy acquisition costs                                                   655,242                633,159
Accrued investment income                                                            67,000                 62,110
Income taxes receivable                                                                   -                  7,191
Reinsurance recoverable on unpaid losses                                             25,882                 27,014
Other assets                                                                         60,810                 62,924
Separate Account assets                                                           8,022,079              5,336,851
                                                                             -----------------      -----------------
TOTAL ASSETS                                                                    $12,851,467             $9,710,366
                                                                             =================      =================
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                 $ 2,282,191            $ 2,188,862
Future policy benefits and other policyholder liabilities                           570,729                557,351
Cash collateral for loaned securities                                               143,421                      -
Income taxes payable                                                                 71,703                      -
Deferred income tax liability                                                       138,483                148,960
Payable to affiliate                                                                 70,375                 49,828
Other liabilities                                                                   120,260                 88,930
Separate Account liabilities                                                      7,948,788              5,277,454
                                                                             -----------------      -----------------
TOTAL LIABILITIES                                                                11,345,950              8,311,385
                                                                             -----------------      -----------------
CONTINGENCIES - (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding at
  December 31, 1997 and 1996                                                          2,500                  2,500
Paid-in-capital                                                                     439,582                439,582
Retained earnings                                                                 1,050,871                944,497
Net unrealized investment gains                                                      17,129                 14,104
Foreign currency translation adjustments                                             (4,565)                (1,702)
                                                                             -----------------      -----------------
TOTAL STOCKHOLDER'S EQUITY                                                        1,505,517              1,398,981
                                                                             -----------------      -----------------
TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                                                          $12,851,467             $9,710,366
                                                                             =================      =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                  1997                 1996                 1995
                                                            -----------------    -----------------    -----------------
REVENUES

Premiums                                                          $   49,496           $   51,525          $    42,089
Policy charges and fee income                                        330,292              324,976              319,012
Net investment income                                                259,634              247,328              246,618
Realized investment gains, net                                        10,974               10,835               13,200
Other income                                                          33,801               20,818               26,986
                                                            -----------------    -----------------    -----------------

TOTAL REVENUES                                                       684,197              655,482              647,905
                                                            -----------------    -----------------    -----------------
BENEFITS AND EXPENSES

Policyholders' benefits                                              179,419              186,873              153,987
Interest credited to policyholders' account balances                 110,815              118,246              126,926
General, administrative and other expenses                           225,721              122,006              134,790
                                                            -----------------    -----------------    -----------------

TOTAL BENEFITS AND EXPENSES                                          515,955              427,125              415,703
                                                            -----------------    -----------------    -----------------

Income from operations before income taxes                           168,242              228,357              232,202
                                                            -----------------    -----------------    -----------------

Income taxes
     Current                                                          73,326               60,196               67,014
     Deferred                                                        (11,458)              18,939               12,544
                                                            -----------------    -----------------    -----------------

Total income taxes                                                    61,868               79,135               79,558
                                                            -----------------    -----------------    -----------------

NET INCOME                                                        $  106,374           $  149,222           $  152,644
                                                            =================    =================    =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                              NET        FOREIGN
                                                                           UNREALIZED    CURRENCY       TOTAL
                                    COMMON       PAID-IN-     RETAINED     INVESTMENT   TRANSLATION STOCKHOLDER'S
                                    STOCK        CAPITAL      EARNINGS        GAINS     ADJUSTMENTS     EQUITY
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, JANUARY 1, 1995         $   2,500      $ 439,582    $  642,631    $(41,761)    $      650     $1,043,602


      Net income                        --             --       152,644          --             --        152,644

      Change in foreign
        currency translation
        adjustments                     --             --            --           --        (1,870)        (1,870)

      Change in net
        unrealized
        investment gains                --             --            --      73,817             --         73,817
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1995           2,500        439,582       795,275      32,056         (1,220)     1,268,193

      Net income                        --             --       149,222          --             --        149,222

      Change in foreign
        currency translation
        adjustments                     --             --            --          --           (482)          (482)

      Change in net
        unrealized
        investment gains                --             --            --     (17,952)            --        (17,952)
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1996           2,500        439,582       944,497      14,104         (1,702)     1,398,981

      Net income                        --             --       106,374          --             --        106,374

      Change in foreign
        currency translation
        adjustments                     --             --            --          --         (2,863)        (2,863)

      Change in net
        unrealized
        investment gains                --             --            --       3,025             --          3,025
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1997       $   2,500      $ 439,582    $1,050,871    $ 17,129    $    (4,565)    $1,505,517

                                ============= ============= ============= ============= =========== =============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------


                                                                               1997             1996         1995
                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $ 106,374        $ 149,222   $ 152,644
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                            (40,783)         (50,286)    (56,637)
     Interest credited to policyholders' account balances                     110,815          118,246     126,926
     Net increase in Separate Accounts                                        (13,894)         (38,025)     (3,520)
     Realized investment gains, net                                           (10,974)         (10,835)    (13,200)
     Amortization and other non-cash items                                     (5,525)          26,709      (8,106)
     Change in:
         Future policy benefits and other policyholders' liabilities           13,378           56,151      22,877
         Accrued investment income                                             (4,890)          (2,248)       (480)
         Payable to affiliate                                                  20,547           16,519      10,569
         Policy loans                                                         (64,173)         (70,509)    (75,411)
         Deferred policy acquisition costs                                    (22,083)         (66,183)     31,318
         Income taxes payable/receivable                                       78,894             (816)     12,031
         Reinsurance recoverable on unpaid losses                               1,132              900         750
         Deferred income tax liability                                        (10,477)           7,912      30,779
         Other, net                                                            34,094            7,564     (76,702)

                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                          192,435          144,321     153,838
                                                                          --------------- -------------- ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
       Fixed maturities:
           Available for sale                                               2,828,665        3,886,254   1,886,687
           Held to maturity                                                   138,626          138,127     144,898
         Equity securities                                                      6,939            7,527       5,557
         Mortgage loans on real estate                                         24,925           19,226       7,395
         Other long-term investments                                            3,276              288       1,559
         Investment real estate                                                    --            4,488       2,926
     Payments for the purchase of:
         Fixed maturities:
           Available for sale                                              (3,141,785)      (4,008,810) (1,741,139)
           Held to maturity                                                   (70,532)        (114,494)   (135,092)
         Equity securities                                                     (4,594)          (4,697)     (4,279)
         Other long-term investments                                              (51)            (657)     (1,674)
     Cash collateral for loaned securities, net                               143,421               --          --
     Short-term investments, net                                             (147,030)          58,186     (36,482)
                                                                          --------------- -------------- ------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                               (218,140)         (14,562)    130,356
                                                                          --------------- -------------- ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
       Deposits                                                             2,099,600          536,370      95,039
       Withdrawals                                                         (2,076,303)        (633,798)   (365,578)
                                                                          --------------- -------------- ------------
CASH FLOWS FROM (USED IN)FINANCING ACTIVITIES                                  23,297          (97,428)   (270,539)
                                                                          --------------- -------------- ------------
     Net (decrease) increase in Cash                                           (2,408)          32,331      13,655
     Cash, beginning of year                                                   73,766           41,435      27,780
                                                                          --------------- -------------- ------------
CASH, END OF YEAR                                                           $  71,358        $  73,766    $ 41,435
                                                                          =============== ============== ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes (received) paid                                          $  (7,904)       $  61,760    $ 53,107
                                                                          =============== ============== ============



                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable life insurance, variable annuities, and deferred annuities (the Contracts) in all states except New York, the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licenced to sell individual life insurance and deferred annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1977 and at this time will not be issuing new business.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The consolidated financial statements include the accounts of the Company, a stock life insurance company, and its subsidiaries. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in separate component of equity, "Net unrealized investment gains."

MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand, amounts due from banks, and money market instruments.

DEFERRED POLICY ACQUISITION COSTS
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $149,851 thousand, $9,309 thousand, and $54,371 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 11.0%. The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using interest rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience. Reserves for business in the Company's Taiwan branch are generally calculated using interest rates ranging from 6.25% to 7.5% and the 1989 Taiwan Standard Ordinary Experience Mortality table with modifications.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 3.15% to 7.9%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest-sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
Assets and liabilities of the Taiwan branch reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company and its subsidiaries are members of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentation.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                              1997
                                            ----------------------------------------------------------------------
                                                                   Gross             Gross
                                               Amortized         Unrealized       Unrealized      Estimated Fair
                                                  Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                        (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $  177,691        $    1,231       $       20        $  178,902

Foreign government bonds                              83,889             1,118               19            84,988

Corporate securities                               2,263,898            36,857            2,017         2,298,738

Mortgage-backed securities                             1,076               180               32             1,224
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,526,554        $   39,386       $    2,088        $2,563,852
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    1,289        $      802       $      109        $    1,982
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  338,848        $   11,427       $      219        $  350,056
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  338,848        $   11,427       $      219        $  350,056
                                            ==================  =================  ==============  ===============

                                                                              1996
                                            ----------------------------------------------------------------------
                                                                     Gross            Gross
                                                 Amortized        Unrealized        Unrealized     Estimated Fair
                                                    Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                         (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $   32,055        $       30       $      174        $   31,911

Foreign government bonds                              90,447               857              205            91,099

Corporate securities                               2,087,250            30,365            4,206         2,113,409

Mortgage-backed securities                               398                --               --               398
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,210,150      $     31,252       $    4,585        $2,236,817
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    3,626      $        819       $      697        $    3,748
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  405,731      $     10,947       $      576        $  416,102
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  405,731      $     10,947       $      576        $  416,102
                                            ==================  =================  ==============  ===============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1997, are shown below:

                                                AVAILABLE FOR SALE                         HELD TO MATURITY
                                        ----------------------------------        -----------------------------------
                                                              ESTIMATED                                 ESTIMATED
                                                                 FAIR                                      FAIR
                                          AMORTIZED COST        VALUE               AMORTIZED COST        VALUE
                                        ----------------- ----------------        ----------------- -----------------
                                                  (In Thousands)                            (In Thousands)

Due in one year or less                     $   29,759       $   29,731               $   13,736        $   13,838

Due after one year through five years        1,738,532        1,758,946                  204,298           212,050

Due after five years through ten years         555,194          567,928                   98,192           101,143

Due after ten years                            201,993          206,023                   22,622            23,025

Mortgage-backed securities                       1,076            1,224                       --                --
                                        ----------------- ----------------        ----------------- -----------------
Total                                       $2,526,554       $2,563,852               $  338,848        $  350,056
                                        ================= ================        ================= =================

Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $2,796,306 thousand, $3,667,062 thousand, and $1,807,584 thousand, respectively. Gross gains of $18,635 thousand, $22,078 thousand, and $25,909 thousand and gross losses of $7,990 thousand, $17,718 thousand, and $13,907 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from the maturity of fixed maturities available for sale during 1997, 1996, and 1995 were $32,359 thousand, $219,192 thousand, and $79,103 thousand, respectively. During the years ended December 31, 1997, 1996 and 1995, there were no securities classified as held to maturity that were sold.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by rating agency equivalent as of December 31, 1997:


                                   AVAILABLE FOR SALE                   HELD TO MATURITY
                           --------------------------------       -------------------------------

                              AMORTIZED    ESTIMATED FAIR            AMORTIZED    ESTIMATED FAIR
                                 COST          VALUE                    COST          VALUE
                           --------------- ----------------       --------------- ---------------
                                    (In Thousands)                        (In Thousands)

       AAA/AA/A             $ 1,319,527      $ 1,334,823           $   187,692     $   194,797

       BBB                    1,047,203        1,062,641               128,481         131,820

       BB                        80,136           83,293                20,540          21,264

       B                         73,717           76,781                 2,132           2,172

       CCC or lower               5,943            6,288                    --              --

       In or near default            28               26                     3               3
                           --------------- ----------------       --------------- ---------------

            Total           $ 2,526,554      $ 2,563,852           $   338,848     $   350,056
                           =============== ================       =============== ===============

The NAIC rates certain public and private placement securities as "in or near default" if they are currently non-performing or believed subject to default in the near term. The Company's holdings of these securities, in the aggregate, comprised less than 1% of total invested assets at December 31, 1997 and 1996.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE
The Company's mortgage loans were collateralized by the following property types at December 31,

                                      1997                         1996
                             ----------------------      -----------------------

                                               (In Thousands)

Office buildings                $   4,607      20%          $  18,497       39%

Retail stores                       8,090      35%              8,731       19%

Apartment complexes                 6,080      27%             11,771       25%

Industrial buildings                4,010      18%              7,916       17%

                             ----------------------      -----------------------
      Net carrying value        $  22,787     100%          $  46,915      100%
                             ======================      =======================


The mortgage loans are geographically dispersed throughout the United States with the largest concentrations in Washington (29%) and Pennsylvania (27%).

SPECIAL DEPOSITS
Fixed maturities of $8,302 thousand and $8,744 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

OTHER LONG-TERM INVESTMENTS
The Company's "Other long-term investments" of $1,317 thousand and $4,528 thousand as of December 31, 1997 and 1996, respectively, are comprised of non-real estate related interests. The Company's share of net income from these entities is $2,158 thousand, $1,434 thousand and $345 thousand for the years ended December 31, 1997, 1996 and 1995, respectively, and is reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                     1997              1996               1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $ 161,140         $ 152,445         $ 160,740
  Fixed maturities - held to maturity                    26,936            33,419            33,458
  Equity securities                                          76                44               104
  Mortgage loans on real estate                           2,585             5,669             7,757
  Investment real estate                                      -               613               647
  Policy loans                                           37,398            33,449            29,775
  Short-term investments                                 22,011            16,780            15,092
  Other                                                  14,920             9,438             3,949
                                               ----------------- ----------------- -----------------
  Gross investment income                               265,066           251,857           251,522
    Less: investment expenses                            (5,432)           (4,529)           (4,904)
                                               ----------------- ----------------- -----------------
  Net investment income                               $ 259,634         $ 247,328         $ 246,618
                                               ================= ================= =================



REALIZED INVESTMENT GAINS ,NET including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $   9,039         $   9,036         $  11,359
  Fixed maturities - held to maturity                       821                 -                 -
  Equity securities                                           8               781             2,020
  Mortgage loans on real estate                             797             1,677               (90)
  Investment real estate                                      -               487               (99)
  Other                                                     309            (1,146)               10
                                               ----------------- ----------------- -----------------

  Realized investment gains, net                      $  10,974         $  10,835         $  13,200
                                               ================= ================= =================


NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

   Balance, beginning of year                         $  14,104         $  32,056         $ (41,761)
   Changes in unrealized investment gains
      (losses) attributable to:
     Fixed maturities                                    10,631           (43,853)          110,932
     Equity securities                                      571             1,403                68
     Participating group annuity contracts                1,292            (3,855)            5,092
     Deferred policy acquisition costs                   (8,412)           17,321           (25,214)
     Deferred federal income taxes                       (1,057)           11,032           (17,061)
                                               ----------------- ----------------- -----------------
   Balance, end of year                               $  17,129         $  14,104         $  32,056
                                               ================= ================= =================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  ---------------------
                                                                              (In Thousands)
     Current tax expense:
        U.S.                                                  $71,989                $59,489                $65,131
        State and local                                         1,337                    703                  1,876
        Foreign                                                    --                      4                      7
                                                   ---------------------  ---------------------  ---------------------
        Total                                                  73,326                 60,196                 67,014
                                                   ---------------------  ---------------------  ---------------------

     Deferred tax (benefit) expense:
        U.S.                                                  (11,458)                18,413                 12,196
        State and local                                            --                    526                    348
                                                   ---------------------  ---------------------  ---------------------
        Total                                                 (11,458)                18,939                 12,544
                                                   ---------------------  ---------------------  ---------------------

      Total income tax expense                                $61,868                $79,135                $79,558
                                                   =====================  =====================  =====================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  --------------------
                                                                            (In Thousands)

     Expected federal income tax expense                     $58,885                 $79,925               $81,271
     State income taxes                                          869                   1,229                 2,224
     Other                                                     2,114                  (2,019)               (3,937)
                                                   ---------------------  ---------------------  ---------------------
     Total income tax expense                                $61,868                 $79,135               $79,558
                                                   =====================  =====================  ====================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                               1997                      1996
                                                                       --------------------      --------------------
                                                                                       (In Thousands)

     Deferred income tax assets
          Insurance reserves                                                   $  40,896                 $  38,532
                                                                       --------------------      --------------------
          Total deferred income tax assets                                        40,896                    38,532
                                                                       --------------------      --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                                             168,702                   173,785
          Net investment gains                                                     8,161                    12,502
          Other                                                                    2,516                     1,205
                                                                       --------------------      --------------------
          Total deferred income tax liabilities                                  179,379                   187,492
                                                                       --------------------      --------------------

     Deferred federal income tax liabilities                                   $ 138,483                 $ 148,960
                                                                       ====================      ====================


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.


5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential and other companies. The effect of reinsurance for the years ended December 31, is summarized as follows:

                                           1997          1996           1995
                                       -----------    -----------    -----------

Life insurance premiums

Gross Amount                           $    51,851    $    53,776   $    44,357
Ceded to other companies                    (3,724)        (3,379)       (2,268)
Assumed from other companies                 1,369          1,128          --
                                       -----------    -----------   -----------
Net amount                             $    49,496    $    51,525   $    42,089
                                       ===========    ===========   ===========

                                           1997          1996          1995
                                       -----------    -----------   -----------

Life insurance in force
Gross Amount                           $47,328,495    $47,430,580   $47,822,892
Ceded to other companies                (1,292,395)    (1,172,449)     (822,619)
                                       -----------    -----------   -----------
Net amount                             $46,036,100    $46,258,131   $47,000,273
                                       ===========    ===========   ===========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6.  EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                 1996                 1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)

STATUTORY NET INCOME                                        $    12,778           $    48,846          $    113,565

Adjustments to reconcile to net income on a GAAP basis:
  Statutory income of subsidiaries                               18,553                25,001                44,186
  Deferred acquisition costs                                     38,003                48,862                (6,103)
  Deferred premium                                                1,144                 1,295                  (743)
  Insurance liabilities                                          26,517                28,662                32,665
  Deferred taxes                                                 11,458                (7,780)              (27,669)
  Valuation of investments                                          506                   365                 5,480
  Other, net                                                     (2,585)                3,971                (8,737)
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                             $   106,374           $   149,222         $     152,644
                                                         ==================   ==================   ==================



                                                                     1997                    1996
                                                              --------------------   --------------------
                                                                               (In Thousands)
STATUTORY SURPLUS                                                  $   853,130             $   901,645

Adjustments to reconcile to equity on a GAAP basis:

     Valuation of investments                                           97,787                  95,411
     Deferred acquisition costs                                        655,242                 633,159
     Deferred premium                                                  (14,817)                (11,859)
     Insurance liabilities                                            (107,525)               (124,781)
     Deferred taxes                                                   (113,461)               (124,823)
     Other, net                                                        135,161                  30,229
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                          $ 1,505,517             $ 1,398,981
                                                              ====================   ====================


The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value.)

FIXED MATURITIES AND EQUITY SECURITIES
Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

MORTGAGE LOANS ON REAL ESTATE
The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:


                                                     1997                                      1996
                                    -------------------------------------      --------------------------------------
                                                            ESTIMATED                                  ESTIMATED
                                      CARRYING VALUE       FAIR VALUE            CARRYING VALUE       FAIR VALUE
                                    ------------------ ------------------      ------------------ -------------------
                                                                    (In Thousands)

Financial Assets:
  Fixed maturities:
       Available for sale              $ 2,563,852         $ 2,563,852             $ 2,236,817         $ 2,236,817
       Held to maturity                    338,848             350,056                 405,731             416,102
  Equity securities                          1,982               1,982                   3,748               3,748
  Mortgage loans                            22,787              24,994                  46,915              46,692
  Policy loans                             703,955             703,605                 639,782             623,218
  Short-term investments                   316,355             316,355                 169,830             169,830
  Cash                                      71,358              71,358                  73,766              73,766
  Separate Account assets                8,022,079           8,022,079               5,336,851           5,336,851

Financial Liabilities:
  Policyholders'
    account balances                   $ 2,282,191         $ 2,282,191             $ 2,188,862          $ 2,188,862
  Cash  collateral for loaned
    securities                             143,421             143,421                      --                   --
  Separate Account liabilities           7,948,788           7,948,788               5,277,454            5,277,454
  Derivatives                                  653                 653                      --                   --

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $653 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $139,489 thousand, $101,662 thousand and $98,119 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.

10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $15,260 thousand in dividend distribution in 1998, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------

To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's managememt; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying consolidated statement of operations, changes in stockholder's equity, and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996

                                                                          [LOGO]





                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS

----------------------------------------------------============================

                                                       ----------------
                                                          BULK RATE
                                                         U.S. Postage
                                                            PAID
                                                          Summit, NJ
                                                        Permit No. 657
                                                       ----------------
A SUBSIDIARY OF


[LOGO]


PRUCO LIFE INSURANCE COMPANY
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (888) PRU-2888

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statues Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to director, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:


The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of 20 pages.
The undertaking to file reports.
The representation with respect to charges.
The undertaking with respect to indemnification.
The signatures.
Written consents of the following persons:

         1.  Price Waterhouse, LLP, independent accountants.
         2.  Deloitte & Touche LLP, independent auditors.
         3.  Clifford E. Kirsch, Esq.
         4.  Ikwhan Oh, FSA, MAAA, actuarial expert.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:
        A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Single Premium Variable Life Account. (Note 1)
           (2)    Not Applicable
           (3)    Distribution Contracts:
                  (a)     Distribution Agreement between Pruco Securities
                          Corporation and Pruco Life Insurance Company. (Note 1)
                  (b)     Proposed form of Agreement between Pruco Securities
                          Corporation and independent brokers with respect to
                          the Sale of the Contracts. (Note 1)
                  (c)     Revised Schedule of Sales Commissions. (Note 9)
           (4)    Not Applicable
           (5)    (a)     Flexible Premium Variable Life Insurance Contract.
                          (Note 1)
                  (b)     Contract jacket for use in Georgia and Maryland. (Note
                          7)
                  (c)     Contract data page for use in South Dakota. (Note 5)
                  (d)     Contract data page for use in Minnesota. (Note 5)
                  (e)     Contract page 5 for use in Colorado and North Dakota.
                          (Note 5)
                  (f)     Contract page 6 for use in Colorado and North Dakota.
                          (Note 5)
                  (g)     Contract page 7 for use in Missouri. (Note 7)
                  (h)     Contract page 8 for use in Missouri. (Note 7)
                  (i)     Contract page 7 for use in South Carolina. (Note 5)
                  (j)     Contract page 7 for use in Oklahoma. (Note 5)
                  (k)     Unisex Endorsement for use in Montana. (Note 6)
                  (l)     Contract jacket for use in Pennsylvania. (Note 7)
                  (m)     Contract jacket for use in Minnesota. (Note 7)
                  (n)     Contract jacket for use in Texas. (Note 7)
                  (o)     Contract jacket for use in Virginia. (Note 7)
                  (p)     Contract page 5 for use in Massachusetts. (Note 7)
                  (q)     Contract page 5 for use in Texas. (Note 7)
                  (r)     Contract page 5 for use in Pennsylvania. (Note 7)
                  (s)     Contract page 6 for use in Pennsylvania. (Note 7)
                  (t)     Contract page 7 for use in Kentucky. (Note 7)
                  (u)     Contract page 7 for use in Texas. (Note 7)
                  (v)     Contract page 7 for use in Connecticut. (Note 7)
                  (w)     Contract page 7 for use in Pennsylvania. (Note 7)
                  (x)     Contract page 9 for use in Connecticut and Kentucky.
                          (Note 7)
                  (y)     Contract page 9 for use in Texas. (Note 7)
                  (z)     Contract page 11 for use in Massachusetts. (Note 7)
                  (aa)    Contract page 11 for use in Kentucky. (Note 7)
                  (bb)    Contract page 11 for use in Pennsylvania. (Note 7)

                  (cc)    Contract page 13 for use in Kentucky. (Note 7)
                  (dd)    Contract page 19 for use in Pennsylvania. (Note 8)
                  (ee)    Contract jacket for use in Massachusetts. (Note 8)
                  (ff)    Contract Endorsement for use in California. (Note 9)
                  (gg)    Contract page 8 for use in Texas. (Note 9)
                  (hh)    Contract page 9 for use in Connecticut. (Note 9)
                  (ii)    Contract page 10 for use in Texas. (Note 9)
                  (ji)    Contract page 11 for use in Texas. (Note 9)
                  (kk)    Contract page 13 for use in Texas. (Note 9)
                  (ll)    Contract page 19 for use in Texas. (Note 9)
                  (mm)    Contract page 12 for use in Texas. (Note 10)
                  (nn)    Contract page 17 for use in Texas (Note 10)
           (6)
                  (a) Articles of Incorporation of Pruco Life Insurance Company,
                      as amended October 19, 1993. (Note 2)
                  (b) By-laws of Pruco Life Insurance Company, as amended May 6,
                      1997. (Note 3)
           (7) Not Applicable
           (8) Not Applicable
           (9) Not Applicable
           (10)
                  (a) Application Form for Flexible Premium Variable Life Insurance Contract. (Note 4)
                  (b)     Supplement to the Application for Flexible Premium
                          Variable Life Insurance Contract. (Note 4)
                  (c)     Supplement to the Application for Flexible Premium
                          Variable Life Insurance Contract. (Note 10)
           (11) Revised Form of Notice of Withdrawal Right. (Note 6)
           (12) Memorandum describing Pruco Life Insurance Company's
                issuance, transfer, and redemption procedures for the
                Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)
                (b)(13)(v)(B). (Note 5)
           (13)
                  (a)     Living Needs Benefit Rider for use in Florida.
                          (Note 11)
                  (b) Living Needs Benefit Rider for use in all other approved jurisdictions. (Note 11)
     2.  See Exhibit 1.A.(5).
     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
     4.  None.
     5.  Not Applicable.
     6. Opinion and Consent of_Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)
     7.  Powers of Attorney:
         (a) Esther H. Milnes, I. Edward Price, Ira J. Kleinman, William M. Bethke, Mendel A. Melzer (Note 12)
         (b) James M. Schlomann (Note 13)
         (c) Kiyofumi Sakaguchi (Note 14)
         (d) James J. Avery, Jr. (Note 16)

     8. Pruco Life Insurance Company's representations regarding mortality and expense risks and sales load. (Note 5)
    27. Financial Data Schedule (Note 1)

(Note 1)     Filed herewith.

(Note 2) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.


(Note 3) Incorporated by reference to Exhibit 3(ii) to Form 10-Q for Pruco Life Insurance Company, File No. 33-37587, filed August 15, 1997.


(Note 4)     Incorporated by reference to Registrant's Form S-6, filed July 29,
             1985.

(Note 5)     Incorporated by reference to Pre-Effective Amendment No. 1 to this
              Registration Statement, filed December 13, 1985.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed February 7, 1986.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed March 17, 1986.

(Note 8) Incorporated by reference to Post-Effective Amendment No.2 to this Registration Statement, filed April 29, 1986.

(Note 9) Incorporated by reference to Post-Effective Amendment No.4 to this Registration Statement, filed October 23, 1986.

(Note 10)    Incorporated by reference to Post-Effective Amendment No.4 to this Registration Statement, filed April 27, 1987.

(Note 11)    Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 26, 1990.

(Note 12)    Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract
             Real Property Account.


(Note 13)    Incorporated by reference to Post-Effective Amendment No. 4 to
             Form S-1, Registration No. 33-86780, filed April 9, 1998 on behalf of the Pruco Life Variable Contract Real Property Account.


(Note 14)    Incorporated by reference to Post-Effective Amendment No. 8 to
             Form S-6, Registration No. 33-49994, filed April , 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 15)    Incorporated by reference to Pre-Effective Amendment No. 1 to
             Form N-4, Registration No. 33-61125, filed November 17, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.


(Note 16)    Incorporated by reference to Post-Effective Amendment No. 2 to
             Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1993, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereto affixed and attested, all in the City of Newark and the State of New Jersey, on this 24 day of April, 1998.


(SEAL)               PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY

                                   (Depositor)

Attest:  /s/ CLIFFORD E. KIRSCH                       By: /s/ ESTHER H. MILNES
         ----------------------------------               ----------------------
         CLIFFORD E. KIRSCH                               ESTHER H. MILNES
         CHIEF LEGAL OFFICER AND SECRETARY                PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24 day of April, 1998.


               SIGNATURES                           TITLE
               ----------                           -----
      /s/            *                 President and Director
-------------------------------------
               (ESTHER MILNES)


      /s/            *                 Chief Accounting Officer and Comptroller
-------------------------------------
             (JAMES M. SCHLOMANN)

      /s/            *                 Director
-------------------------------------
            (JAMES J. AVERY, JR.)


      /s/            *                 Director
-------------------------------------
             (WILLIAM M. BETHKE)

      /s/            *                 Director
-------------------------------------
             (IRA J. KLEINMAN)

      /s/            *                 Director      By: /s/ CLIFFORD E. KIRSCH
-------------------------------------                     ----------------------
            (MENDEL A. MELTZER)                          CLIFFORD E. KIRSCH
                                                          (ATTORNEY-IN-FACT)
      /s/            *                 Director
-------------------------------------
            (I. EDWARD PRICE)

      /s/            *                 Director
-------------------------------------
           (KIYOFUMI SAKAGUCHI)

                                  EXHIBIT INDEX



A1.      Resolution of the Board of Directors                        Page II-7

A3(a).   Distribution Agreement                                      Page II-9

A3(b).   Selected Broker Agreement                                   Page II-19

3.       Opinion and Consent of Clifford E. Kirsch, Esq., as to      Page II-29
         the legality of the securities being registered.

5.       Flexible Premium Variable Life Insurance Contract           Page II-30

6.       Opinion and Consent of Ikwhan Oh, FSA, MAAA, as             Page II-53
         to actuarial matters pertaining to the securities being registered

10(a)    Consent of Deloitte & Touche LLP, independent auditors.     Page II-54

10(b)    Consent of Price Waterhouse, LLP, independent accountants.  Page II-55

27       Financial Data Schedule